[TEXAS LOTTERY LOGO]                                                Exhibit 10.1



                            TEXAS LOTTERY COMMISSION

                         CONTRACT FOR LOTTERY OPERATOR

                                OCTOBER 10, 2001



CONTRACT FOR LOTTERY OPERATION AND SERVICES
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[TEXAS LOTTERY LOGO]                                                     PAGE 1



                                TABLE OF CONTENTS



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GLOSSARY OF TERMS................................................................................................     V

PART I GENERAL INFORMATION.......................................................................................     1

   1.1         ENGAGEMENT........................................................................................     1
   1.2         INTRODUCTION .....................................................................................     2
   1.3         LOTTERY OPERATOR (GTECH)..........................................................................     2
   1.4         GTECH/LOTTERY RELATIONSHIP........................................................................     3
   1.5         GTECH'S OBLIGATIONS...............................................................................     4
   1.6         ERROR OR AMBIGUITY WAIVED BY GTECH................................................................     4
   1.7         MODIFICATION OF INFORMATION SUPPORTING A PROPOSAL.................................................     4
   1.8         CAPTIONS    ......................................................................................     5
   1.9         SURVIVAL    ......................................................................................     5
   1.10        CONTRACT EXECUTED IN FIVE ORIGINALS...............................................................     5

PART II NOTICES            ......................................................................................     6

   2.1         CONTACT PERSON....................................................................................     6
   2.2         NOTICES     ......................................................................................     6

PART III GENERAL CONTRACTUAL TERMS AND CONDITIONS................................................................     8

   3.1         GOVERNING LAW.....................................................................................     8
   3.2         CONTRACT ELEMENTS.................................................................................     8
   3.3         AMENDMENTS........................................................................................     8
   3.4         WAIVER      ......................................................................................     9
   3.5         CLARIFICATION OF LOTTERY'S INTENT.................................................................     9
   3.6         LOTTERY'S FINANCIAL OBLIGATIONS...................................................................     9
   3.7         RELATIONSHIP OF THE PARTIES.......................................................................    10
   3.8         PAYMENT...........................................................................................    10
   3.9         ASSIGNMENTS.......................................................................................    11
   3.10        SUBCONTRACTING....................................................................................    12
   3.11        LOTTERY APPROVAL OF STAFFING......................................................................    12
   3.12        COMPLIANCE........................................................................................    13
   3.13        TERM OF CONTRACT..................................................................................    13
   3.14        TERMINATION AT WILL...............................................................................    14
   3.15        TERMINATION FOR CAUSE.............................................................................    14
   3.16        TERMINATION FOR IMPOSSIBILITY OF PERFORMANCE......................................................    16
   3.17        TERMINATION WITHOUT PENALTY.......................................................................    17
   3.18        EFFECT OF TERMINATION.............................................................................    17
   3.19        EFFECTIVE DATES OF CONTRACT OBLIGATIONS...........................................................    18
   3.20        WARRANTIES........................................................................................    18
   3.21        GTECH SITE VISITS.................................................................................    23
   3.22        INTELLECTUAL PROPERTY RIGHTS......................................................................    23
   3.23        PRE-EXISTING AND THIRD PARTY RIGHTS...............................................................    25
   3.24        REMEDIATION.......................................................................................    26
   3.25        INTELLECTUAL PROPERTY SEARCH......................................................................    26
   3.26        ACCOUNTING RECORDS................................................................................    27
   3.27        AUDIT REQUIREMENTS................................................................................    27
   3.28        RIGHT TO ADDITIONALLY AUDIT GTECH'S TEXAS OPERATIONS..............................................    28
   3.29        QUARTERLY CONTRACT COMPLIANCE STATEMENT...........................................................    29
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CONTRACT FOR LOTTERY OPERATION AND SERVICES                   TABLE OF CONTENTS
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[TEXAS LOTTERY LOGO]                                                    PAGE II



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   3.30        ANNUAL CONTRACT COMPLIANCE REVIEW.................................................................    29
   3.31        QUARTERLY COST REVIEW.............................................................................    29
   3.32        INDEMNIFICATION...................................................................................    31
   3.33        BONDS AND INSURANCE...............................................................................    32
   3.34        SELF INSURANCE....................................................................................    33
   3.35        PERFORMANCE BOND..................................................................................    33
   3.36        FIDELITY BOND.....................................................................................    33
   3.37        GENERAL LIABILITY INSURANCE.......................................................................    34
   3.38        PROPERTY INSURANCE................................................................................    34
   3.39        ERRORS AND OMISSIONS INSURANCE....................................................................    35
   3.40        AUTOMOBILE LIABILITY INSURANCE....................................................................    35
   3.41        CRIME INSURANCE...................................................................................    36
   3.42        DISCLOSURE OF LITIGATION..........................................................................    36
   3.43        FORCE MAJEURE / DELAY OF PERFORMANCE..............................................................    37
   3.44        SECURITY PROGRAM..................................................................................    38
   3.45        TAXES, FEES AND ASSESSMENTS.......................................................................    38
   3.46        NEWS RELEASES.....................................................................................    39
   3.47        ADVERTISING.......................................................................................    39
   3.48        HIRING OF TEXAS LOTTERY PERSONNEL.................................................................    40
   3.49        HIRING OF LOBBYIST; SUPPLEMENTAL INFORMATION......................................................    40
   3.50        REAL ESTATE LEASE COSTS...........................................................................    40
   3.51        END OF CONTRACT CONVERSION........................................................................    40
   3.52        NON-DISCLOSURE AGREEMENT..........................................................................    42
   3.53        USUFRUCT    ......................................................................................    42
   3.54        TICKET PURCHASE...................................................................................    42
   3.55        EQUIPMENT   ......................................................................................    43
   3.56        PROGRAMS    ......................................................................................    43
   3.57        LOTTERY PURCHASE OPTION...........................................................................    46
   3.58        SANCTIONS AND REMEDIES SCHEDULE...................................................................    46
   3.59        LIQUIDATED DAMAGES................................................................................    54
   3.60        DISPUTE RESOLUTION................................................................................    55
   3.61        CERTIFICATIONS....................................................................................    55
   3.62        CODE OF CONDUCT...................................................................................    56
   3.63        CONTACT WITH TEXAS LOTTERY EMPLOYEES..............................................................    57
   3.64        INCIDENTS AND ANOMALIES...........................................................................    57
   3.65        TRADEMARK AND SERVICE MARK SEARCH.................................................................    57
   3.66        ATTACHMENT OF THIRD PARTY SYSTEMS, TERMINALS OR PRODUCTS..........................................    58

PART IV REQUIRED INFORMATION.....................................................................................    59

   4.1         STATEMENT OF UNDERSTANDING........................................................................    59
   4.2         BACKGROUND INFORMATION AND EXPERIENCE.............................................................    60
   4.3         FINANCIAL SOUNDNESS...............................................................................    60
   4.4         BACKGROUND INVESTIGATIONS.........................................................................    60
   4.5         STAFFING PLAN.....................................................................................    61
   4.6         RESUMES...........................................................................................    61

PART V HISTORICALLY UNDERUTILIZED BUSINESS / MINORITY BUSINESS PARTICIPATION.....................................    62

   5.1         INTRODUCTION......................................................................................    62
   5.2         BUSINESS SUBCONTRACTING PLAN (BSP) PROCEDURES.....................................................    63
   5.3         BUSINESS SUBCONTRACTING PLAN (BSP) INCORPORATED INTO CONTRACT.....................................    64
   5.4         CHANGES TO THE BSP AFTER A CONTRACT HAS COMMENCED.................................................    64
   5.5         REPORTING AND COMPLIANCE WITH THE BSP.............................................................    64
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CONTRACT FOR LOTTERY OPERATION AND SERVICES                   TABLE OF CONTENTS
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[TEXAS LOTTERY LOGO]                                                   PAGE III





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PART VI LOTTERY GAMING SYSTEM....................................................................................    67

   6.1         PROVISIONS OF CONTRACT............................................................................    67
   6.2         RFP GOVERNS.......................................................................................    67
   6.3         EXCEPTIONS AND MODIFICATIONS......................................................................    68

PART VII SALES AND MARKETING.....................................................................................    71

   7.1         PROVISIONS OF CONTRACT............................................................................    71
   7.2         CONTRACT GOVERNS OVER RFP; RFP GOVERNS OVER PROPOSAL..............................................    71
   7.3         EXCEPTIONS  ......................................................................................    72

PART VIII FACILITIES       ......................................................................................    73

   8.1         FACILITIES  ......................................................................................    73
   8.2         PRIMARY DATA CENTER REQUIREMENTS..................................................................    73
   8.3         BACK-UP DATA CENTER...............................................................................    74
   8.4         INSTANT TICKET WAREHOUSE..........................................................................    75
   8.5         FIELD OFFICES (SALES AND SERVICE FACILITIES)......................................................    76
   8.6         ACCESS SECURITY AT COMPUTER SITE AND OTHER FACILITIES.............................................    76
   8.7         ADDITIONAL NECESSARY ITEMS FOR GTECH'S FACILITIES.................................................    77

PART IX CONVERSION PLAN    ......................................................................................    78

   9.1         CONVERSION PLAN...................................................................................    78
   9.2         INSTALLATION AND ACCEPTANCE TESTING...............................................................    79
   9.3         PROJECT REPORTING AND MONITORING..................................................................    79
   9.4         VALIDATION AFTER CONVERSION.......................................................................    79

PART X COST                ......................................................................................    81

   10.1        INTRODUCTION......................................................................................    81
   10.2        GENERAL     ......................................................................................    81
   10.3        BASE SYSTEM AND SERVICES PRICING..................................................................    81
   10.4        TEXAS LOTTERY-SPECIFIED OPTIONS...................................................................    82
   10.5        TEXAS LOTTERY-INVITED OPTIONS.....................................................................    83
   10.6        OFFERED OPTIONS...................................................................................    85
   10.7        SUBCONTRACTING....................................................................................    85
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CONTRACT FOR LOTTERY OPERATION AND SERVICES                    TABLE OF CONTENTS
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[TEXAS LOTTERY LOGO]                                                    PAGE IV


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ATTACHMENT A  POLICY ON THE UTILIZATION OF HISTORICALLY UNDERUTILIZED BUSINESSES (HUBS)/MINORITY BUSINESSES......    96


ATTACHMENT B-1  BUSINESS SUBCONTRACTING PLAN LETTER OF TRANSMITTAL...............................................    99


ATTACHMENT B-2  HUB/MINORITY BUSINESS SOLICITATION (HUB-S)  DETERMINATION OF GOOD FAITH EFFORT (DGFE)...........    100


ATTACHMENT C-1   PROGRESS ASSESSMENT REPORT (HUB-PAR) DOCUMENTATION OF WORK SUBCONTRACTED.......................    102


ATTACHMENT C-2  HUB/MINORITY BUSINESS NON-SUBCONTRACTORS AFFIDAVIT (NON-SUB-AFF)................................    103


ATTACHMENT D   V.T.C.A., GOVERNMENT CODE Section 466.155........................................................    104


ATTACHMENT E   MODEL PERFORMANCE BOND...........................................................................    106


ATTACHMENT F   SECURITY BACKGROUND INFORMATION..................................................................    107

CONTRACT FOR LOTTERY OPERATION AND SERVICES                    TABLE OF CONTENTS

[TEXAS LOTTERY LOGO]                                                     PAGE V


                                GLOSSARY OF TERMS

This Glossary assigns definitions to the listed terms. The definition given to a term applies whenever the term appears in GTECH's Proposal and in this Contract.

ACCEPTANCE - Written approval from the Executive Director transmitting notice to GTECH that the Texas Lottery Commission has evaluated the performance of an action by GTECH as meeting the acceptance criteria and the Texas Lottery's requirements. In the absence of defined acceptance criteria, acceptance testing shall be in the Executive Director's sole discretion.

ACCEPTANCE CRITERIA - Standards defined or established by the Texas Lottery to measure the performance or quality of goods or services offered under this Contract. The decision whether to establish acceptance criteria is in the sole discretion of the Texas Lottery, and, if established, the form and content of the criteria will be determined by the Texas Lottery.

ACCEPTANCE TESTING - System-level testing conducted by the Texas Lottery to ensure that offered goods or services meet the Texas Lottery's requirements prior to accepting goods or services from GTECH.

APPLICATION LOTTERY SOFTWARE - The games and other applications that are provided, or designed and implemented pursuant to the requirements in the RFP and this Contract and are intended to be executed in conjunction with GTECH's Base Lottery Software.

BSP - The Business Subcontracting Plan required by Chapter 2161 of the Texas Government Code and by Texas Lottery Commission Rule 16 Texas Administrative Code Section 403.301.

BACK-UP DATA CENTER - The back-up computer facility located within the State of Texas, which is maintained and operated by GTECH, such maintenance and operation to be exclusively for the Texas Lottery unless the Texas Lottery otherwise agrees in writing.

BASE LOTTERY SOFTWARE - The software to be provided by GTECH, including all necessary functionality to meet the Texas Lottery's requirements in a base system and the ability to add new applications for new games.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                  GLOSSARY OF TERMS

[TEXAS LOTTERY LOGO]                                                    PAGE VI


CHAIN ACCOUNTS - Retailers operating with more than one selling location and utilizing a single bank account for the Electronic Funds Transfer process.

CONTRACT - This document, which is an agreement entered into by the Texas Lottery and GTECH, which incorporates by reference specific contents of the RFP and GTECH's Proposal, and any amendments to this Contract.

CONTRACT AWARD - The signing of a Contract between the Texas Lottery and GTECH Corporation.

CORPORATE ACCOUNTS - Retailers operating with more than one selling location; achieving a $50,000 minimum weekly sales average; and utilizing a single bank account for the Electronic Funds Transfer process.

DAY - A calendar day.

DRAWING DAY - A day on which a drawing is held for any Texas Lottery On-Line game.

EXECUTIVE DIRECTOR - The Executive Director of the Texas Lottery Commission or an employee of the Texas Lottery Commission authorized to act on behalf of the Executive Director.

FACILITIES MANAGEMENT - GTECH's responsibilities to develop, manage, and operate the computer facilities, computer hardware, software, terminals, telecommunications networks, services and personnel which are necessary to provide and support Texas Lottery games.

GSC - General Services Commission, now the Texas Building and Procurement Board.

HUB - Historically Underutilized Business.

ICS - The Texas Lottery Internal Control System.

INDEPENDENT ACCOUNTS - Retailers operating with one or more selling locations and utilizing separate bank accounts in each location for the Electronic Funds Transfer process.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                  GLOSSARY OF TERMS

[TEXAS LOTTERY LOGO]                                                   PAGE VII


INSTANT TICKET - The ticket purchased for participation in an instant game.

INSTANT TICKET TELEMARKETING STAFF - GTECH employees and subcontractors who review Retailer inventory, determine Retailer needs and place orders for instant ticket games.

INTELLECTUAL PROPERTY RIGHTS - The worldwide legal rights or interests evidenced by or embodied in: (i) any idea, design, concept, method, process, technique, apparatus, invention, discovery, or improvement, including any patents, trade secrets, and know-how; (ii) any work of authorship, including any copyrights, moral rights or neighboring rights; (iii) any trademark, service mark, trade dress, trade name, or other indicia of source or origin; (iv) domain name registrations; and (v) any other similar rights. The Intellectual Property Rights of a party include all worldwide legal rights or interests that the party may have acquired by assignment or license with the right to grant sublicenses.

INVITED OPTION - An Invited Option is an option of specific interest to the Texas Lottery; however, the Texas Lottery makes no commitment to acquire an invited option or to any quantity or timing for acquisition of an invited option.

KEY ACCOUNT - Retailers operating with more than one selling location; achieving a $100,000 minimum weekly sales average; and utilizing a single bank account for the Electronic Funds Transfer process.

LATA - Local Access Transfer Area. A geographical area within which a divested Bell telephone company is permitted to offer local telecommunications and exchange services.

LOTTERY EQUIPMENT - The hardware and other equipment to be provided by GTECH to meet the Texas Lottery's requirements for the operation of the lottery games and related services as required by this Contract.

LOTTERY GAMING SYSTEM, GAMING SYSTEM OR SYSTEM - The system to be provided by GTECH that includes the set of Lottery Software, Lottery Network, Lottery Equipment and any other components that perform all Lottery functions, including, but not limited to, sales, validations,

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                  GLOSSARY OF TERMS

[TEXAS LOTTERY LOGO]                                                  PAGE VIII


inventory and Retailer management, claims processing, marketing support, Instant Ticket warehousing and distribution, and reporting. These systems will provide the ability to control, monitor and report all lottery activity.

LOTTERY IN-HOUSE LOCAL AREA NETWORK - The network which enables communications between devices of the Texas Lottery facilities and personnel.

LOTTERY MANAGEMENT SYSTEM - A subset of the Lottery Gaming System used to perform Texas Lottery management functions.

LOTTERY NETWORK - A communications system provided by GTECH which provides interface and compatibility between terminals, modems, data sets, lines or other communication media and the Lottery Gaming System, the back up data center and the ICS.

LOTTERY OPERATOR - The Successful Proposer, GTECH Corporation, bound by this Contract with the Texas Lottery to perform functions, activities, and/or services in connection with the operation of the Texas Lottery.

LOTTERY SALES REPRESENTATIVE (LSR) - Any GTECH employee responsible for dealing with the Retailer sales and field services in regard to instant and On-Line games.

LOTTERY SOFTWARE - Includes both the Base Lottery Software and the Application Lottery Software, which together comprise all software in the Lottery System.

MAJOR CONTRACT - The following contracts in which the Texas Lottery has entered into or may enter into in the future are considered major contracts: lottery operations and services, advertising services, drawings auditor, financial auditor, security auditor, Instant Ticket manufacturer, and drawings television studio. The Texas Lottery may, at its sole option, add or delete contracts that are considered major contracts.

MID-RANGE TERMINAL - The GVT Extra terminal described in GTECH's Proposal, or any other terminal approved for use by the Texas Lottery, that combines, at an attractive cost, the features and benefits of instant validation terminals and On-Line terminals, allowing for On-Line sales in

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                  GLOSSARY OF TERMS
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[TEXAS LOTTERY LOGO]                                                    PAGE IX


a site typically served by an instant-only terminal, or marginally performing On-Line retailers, using dial-up, leased, or alternative communication connection.

MODIFIED BIG BANG CONVERSION - A conversion in which the existing online terminal population is gradually swapped out and replaced with the new terminal population procured by this Contract. Each new terminal will immediately communicate with the central system. This Contract will implement a Modified Big Bang Conversion.

OFFERED OPTION - An option not identified in the RFP but offered and included in the Proposal. The Texas Lottery makes no commitment to quantity or timing for acquisition of Offered Options except as specifically provided for in this Contract.

ON-LINE TERMINAL - The Isys terminal described in GTECH's Proposal and the Altura terminal described in GTECH's Proposal, available on the terms specified in this Contract and the Proposal, or any other terminal approved by the Texas Lottery, that is installed at a Retailer location for the purpose of printing and validating On-Line Tickets, validating Instant Tickets and performing pack management and accounting functions and other functions as identified in this Contract.

ON-LINE TICKET - A computer-generated ticket issued to a player, by an On-Line retailer, as a receipt for the combination of numbers a player has selected, and generated on an On-Line terminal on official Texas Lottery paper stock, by either selecting his or her own numbers or selecting Quick Pick, which is a random number generator operated by the computer. That ticket shall be the only acceptable evidence of the combination of digits, numbers, or symbols selected. On-Line Tickets may be purchased only from On-Line retailers.

OPERATING HOURS - The period of time during a Day that the Lottery designates, in its sole discretion, that instant and On-Line game sales, validations, reporting, and management functions are available. The Texas Lottery's current Operating Hours are from 6:00 a.m. to 12:00 a.m. Central Time.

PC - A Personal Computer.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                  GLOSSARY OF TERMS
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[TEXAS LOTTERY LOGO]                                                     PAGE X


PACK - A shrink wrapped package of Instant Tickets.

PLAY SLIP - A preprinted form used for marking a player's choices that is readable by Optical Mark Readers (OMR) that are provided by GTECH or that are incorporated into devices provided by GTECH.

PLAYER ACTIVATED TERMINAL - The EZExpress terminal described in GTECH's Proposal. The EZExpress terminal is a player-operated On-Line terminal capable of selling Lottery tickets.

PRIMARY DATA CENTER - The computer facility that supports the Lottery Gaming System located in Austin, Texas, which is maintained and operated by GTECH under the terms of this Contract.

PROPOSAL - All information and materials submitted by GTECH in response to the RFP.

RFP - The Request for Proposals of March 16, 2001, as amended or clarified by the responses to proposers' questions which were issued by the Texas Lottery Commission on April 30, 2001 and May 14, 2001.

RETAILER - A Texas Lottery sales agent, licensed by the Texas Lottery to sell lottery tickets, as contemplated by Texas Government Code, Chapter 466.

RETAILER BILLING PERIOD - The current billing period is Sunday through Saturday. The weekly billing period is subject to change at the sole discretion of the Texas Lottery.

SALES - For purposes of calculating the compensation due to GTECH, sales are defined as sold tickets processed by the Lottery Gaming System, less any tickets that have been canceled, returned and less any promotional tickets or promotional coupons subject to the exclusion set forth in 10.6.3 of the RFP.

SPECIFIED OPTION - A Specified Option is an option that must have been included in the Proposal; however, the Texas Lottery does not commit to acquire a Specified Option or to any quantity or timing for acquisition of a Specified Option.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                  GLOSSARY OF TERMS
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[TEXAS LOTTERY LOGO]                                                    PAGE XI

STATE - The State of Texas and its agencies, boards and commissions, officers and employees.

SUBCONTRACTOR - Any person other than an employee of GTECH who performs any of the services specified in this Contract.

SUCCESSFUL PROPOSER - GTECH Corporation.

TERMINAL OPTIMIZATION PLAN - The Plan that the Texas Lottery and GTECH will develop pursuant to section 6.3.4 of this Contract.

TEXAS LOTTERY COMMISSION, TEXAS LOTTERY, LOTTERY OR TLC - That agency created by Chapters 466 and 467, Texas Government Code. The Texas Lottery Commission may be referred to as the Texas Lottery, Lottery or TLC throughout this document.

WORKING DAYS - Business days occurring Monday through Friday except for the legal holidays observed by the State of Texas. The terms "working days" and "business days" may be used interchangeably.

WORKS - Any idea, design, concept, method, process, technique, apparatus, invention, discovery, or improvement, whether patentable or unpatentable, trade secrets, and know-how; any work of authorship (including any computer software, documentation, design documents, requirements, whether registered or unregistered), any trademark, service mark, trade dress, trade name, logo or other indicia of source or origin, domain name registrations and uniform resource locaters, (whether registered or unregistered), and any other similar materials, funded by revenues obtained from the Lottery, or developed by GTECH or any third party for GTECH for the Lottery. Works shall include without limitation all enhancements, whether complete or incomplete, to the Application Lottery Software and Base Lottery Software created pursuant to this Contract.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                  GLOSSARY OF TERMS
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[TEXAS LOTTERY LOGO]                                                     PAGE 1


PART I

                               GENERAL INFORMATION

1.1      ENGAGEMENT


1.1.1 The Texas Lottery Commission ("Lottery" or "Texas Lottery") hereby engages GTECH Corporation ("GTECH," "Successful Proposer," or "Lottery Operator") to provide goods and services related to the administration and operation of the state lottery on the terms outlined in this Contract.

1.1.2 GTECH Corporation ("GTECH," "Successful Proposer," or "Lottery Operator") hereby accepts this engagement and agrees to provide the goods and services related to the administration and operation of the state lottery on the terms outlined in this Contract.

1.1.3 The Lottery agrees to provide, and GTECH agrees to accept, as full and complete compensation for its goods and services as outlined in this agreement, the percentage of gross sales set forth in Part X of this Contract.

1.1.4 This Contract is based on the RFP and the responsive Proposal. Where sections of those documents are referred to by this Contract, those sections are thereby incorporated into this Contract.

1.1.5 The RFP required certain representations, warranties, information and disclosures, some of a continuing nature, and the Lottery has relied on the representations, warranties, information and disclosures submitted in response to the RFP and in the Proposal in entering into this Contract. GTECH specifically warrants and represents that it has made all representations and warranties and provided all information and disclosures required

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART I
                                                             GENERAL INFORMATION
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[TEXAS LOTTERY LOGO]                                                     PAGE 2


         by the RFP, and that all representations, warranties, information and disclosures that it provided are true and correct.

1.2      INTRODUCTION


         Although the Texas Lottery is contracting for some operational functions, it shall maintain control over those functions and be assured that they are being performed in a manner that will guarantee the integrity of the Texas Lottery and the Lottery Gaming System.
1.3      LOTTERY OPERATOR (GTECH)


         The services required by the Texas Lottery can generally be categorized as follows:

         (a) Instant Ticket and On-Line Gaming System Design, Operation and Maintenance

         (b)      Lottery Management System Design, Operation and Maintenance

         (c)      Telecommunications Network Design, Operation and Maintenance

         (d)      Terminal Installation, Maintenance and Repair

         (e)      Marketing Research Personnel and Services

         (f)      Promotions Personnel and Services

         (g)      Field Sales Personnel and Services

         (h)      Instant Ticket and On-Line Ticket stock Warehousing

         (i)      Instant Ticket and On-Line Ticket stock Packing

         (j)      Instant Ticket and On-Line Ticket stock Distribution

         (k)      Ticket Order Processing and Telemarketing

         (l)      Hotline Support System

         (m)      Facilities.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART I
                                                             GENERAL INFORMATION
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[TEXAS LOTTERY LOGO]                                                     PAGE 3

1.4      GTECH/LOTTERY RELATIONSHIP


1.4.1 The Texas Lottery will not relinquish control over Lottery operations. GTECH will function under the supervision of the Texas Lottery and must operate in a manner that will not cause any embarrassment to the Texas Lottery and the State of Texas. The Lottery is a publicly owned and managed institution. Although GTECH is from the private sector, its operations are subject to the same scrutiny and oversight that would exist if all operations were performed by Texas Lottery employees. All operations must be conducted in adherence to the highest ethical standards.

1.4.2 Final decisions regarding the direction or control of the Lottery are always the prerogative of the Texas Lottery, not GTECH. While GTECH may make a strong argument for a course of action based on a business judgment, the Texas Lottery may dictate a course within its sole discretion that is more appropriate for an agency of the State of Texas. In order to enhance communication and sharing of information, GTECH's word processing, spread sheet, presentation, project management and e-mail applications must be compatible with Texas Lottery applications. Currently, the Texas Lottery's standard PC applications include: Windows 98 Operating System, Office '97, Oracle, Adobe Acrobat, Internet Explorer, and Reflection. The Texas Lottery may update or change these applications in its discretion at any time, and GTECH shall ensure that its applications are at all times compatible with the Texas Lottery applications.

1.4.3 The Texas Lottery may rely greatly upon the guidance of GTECH in all matters, but reserves the sole right to reject that guidance for any reason. GTECH, conversely, must accept and support the decisions of the Texas Lottery.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART I
                                                             GENERAL INFORMATION
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[TEXAS LOTTERY LOGO]                                                     PAGE 4


1.5      GTECH'S OBLIGATIONS

         GTECH is and will always be responsible for the performance of these contractual obligations and shall be liable for the non-performance of any or all subcontractor(s). GTECH represents that the identity of any and all subcontractors and a description of the contractual relationships between GTECH and each subcontractor has been disclosed in the response to the RFP. Each disclosure is fully incorporated as a basis to this Contract. GTECH must obtain written approval from the Texas Lottery before subcontracting any portion of the Contract requirements.

1.6      ERROR OR AMBIGUITY WAIVED BY GTECH

         GTECH may not raise or inquire about any error, ambiguity, conflict, discrepancy, exclusionary specification or omission in this Contract. As provided by the RFP, by submitting its Proposal on which the Contract is based, GTECH has waived any claim that the RFP and Contract are or were ambiguous and shall not contest the Texas Lottery's interpretation of any Contract term. For any error or ambiguity that is reported, GTECH should obtain clarification and GTECH shall not be entitled to additional compensation, relief or time by reason of the any ambiguity, conflict, discrepancy, omission, or error that arises under this Contract or its later correction.

1.7      MODIFICATION OF INFORMATION SUPPORTING A PROPOSAL

         The RFP imposes on GTECH a continuing obligation to notify the Texas Lottery following the submission of its Proposal of any changes, updates, modifications, etc. to the information, data or facts submitted in its Proposal which could reasonably be expected to affect the Texas Lottery's consideration of the Proposal. That continuing obligation is a basis of this Contract. GTECH warrants that it has made all appropriate notifications prior to the date of this Contract's execution. In no case shall a notification

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                                                             GENERAL INFORMATION

[TEXAS LOTTERY LOGO]                                                     PAGE 5

         by GTECH or acknowledgement of a notification by the Texas Lottery be construed as an agreement by the Texas Lottery to modify the Contract to incorporate the subject of the notification. An agreement to modify the Contract in response to a notification exists only when the Texas Lottery indicates its agreement in writing.

1.8      CAPTIONS

         The captions to sections in this Contract are for convenience only and are not part of the Contract's substantive terms.

1.9      SURVIVAL

         Provisions of this Contract (i) that provide for their applicability beyond the term of this Contract (including but not limited to all of the warranties and representations that by their terms provide for applicability beyond the Contract period), or (ii) that do not specifically provide for their applicability beyond the term of this Contract but are necessary to enable the Lottery, by itself or through a successor vendor, to continue to offer its On-Line Ticket and Instant Ticket games, shall survive any termination of this Contract for the period of applicability provided, and if no period of applicability is provided, for so long as is necessary to enable the Lottery, by itself or through a successor vendor, to continue to offer its On-Line Ticket and Instant Ticket games.

1.10     CONTRACT EXECUTED IN FIVE ORIGINALS

         This Contract will be executed in five (5) original documents.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART I
                                                             GENERAL INFORMATION

[TEXAS LOTTERY LOGO]                                                     PAGE 6

                                     PART II
                                     NOTICES

2.1      CONTACT PERSON

         The point of contact for inquiries and additional information concerning this Contract is Linda Cloud, whose address and facsimile number are as follows:

                                   Linda Cloud
                               Executive Director
                            Texas Lottery Commission
                                 P. O. Box 16630
                              Austin, TX 78761-6630
                                 (512) 344-5000
                               Fax (512) 478-3682


         The physical address for overnight, commercial and hand deliveries is:

                                   Linda Cloud
                               Executive Director
                            Texas Lottery Commission
                               611 East 6th Street
                                Austin, TX 78701
2.2      NOTICES

         Notices to each party shall be made by personal delivery or by certified (or registered) mail return receipt requested to the address listed below for each party. Notices shall be given to GTECH at the below listed address:
                                GTECH Corporation
                                55 Technology Way
                            West Greenwich, RI 02817
                       Attn: Office of the General Counsel
                               Fax: (401) 392-0391

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                             PART II
                                                                         NOTICES

[TEXAS LOTTERY LOGO]                                                     PAGE 7


         Notices shall be given to the Texas Lottery at the below listed address:

                            Texas Lottery Commission
                  Attention: Linda L. Cloud, Executive Director
                                 P.O. Box 16630
                            Austin, Texas 78761-6630
                               FAX (512) 478-3682

         The Texas Lottery or GTECH shall notify the other in writing of any change in the addresses to which notices shall be sent.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                             PART II
                                                                         NOTICES

[TEXAS LOTTERY LOGO]                                                     PAGE 8


                                    PART III
                    GENERAL CONTRACTUAL TERMS AND CONDITIONS

3.1      GOVERNING LAW

         This Contract shall be governed by, construed and interpreted in accordance with the applicable laws of the State of Texas. Any and all actions or suits brought by GTECH or any related party regarding this Contract shall be brought in the district court of the County of Travis of the State of Texas. This section is purely a venue provision and shall not be deemed a waiver of sovereign immunity.

3.2      CONTRACT ELEMENTS

         In the event of any conflict or contradiction between or among the RFP, the Proposal and this Contract, the documents shall control in the following order of priority: the Contract, the RFP and the Proposal.

3.3      AMENDMENTS

         This Contract may be amended only by a written agreement signed by both parties. Only written agreements signed by the Executive Director of the Texas Lottery shall be binding on the Texas Lottery. Only written agreements signed by an officer of GTECH shall be binding on GTECH.

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                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                     PAGE 9


3.4      WAIVER

         The failure of either party to object to or to take affirmative action with respect to any conduct of the other party which is in violation or breach of the terms of this Contract shall not be construed as a waiver of the violation or breach, or of any future violation or breach.

3.5      CLARIFICATION OF LOTTERY'S INTENT

         It is GTECH's responsibility to address and resolve all questions with the Texas Lottery's designated staff members, and achieve a clear understanding of all Texas Lottery requirements during each stage of the Contract term. The Texas Lottery will use reasonable efforts to provide timely resolutions to questions of policy or procedure as they may affect GTECH's effort. Key Texas Lottery staff will be available to GTECH on a reasonable basis, but may not be available on State holidays or weekends. The Texas Lottery's normal office hours are from 8:00 a.m. to 5:00 p.m., Central Time, Monday through Friday of each week of the Contract term, excepting State holidays.

3.6      LOTTERY'S FINANCIAL OBLIGATIONS

         The financial obligations of the Texas Lottery under this Contract are payable solely out of the income, revenues and receipts of the Texas Lottery and are subject to statutory restrictions and appropriations. Performance by the Texas Lottery under this Contract is subject to acts of the Texas Legislature. The Texas Lottery shall have no liability in the event that performance by the Texas Lottery is compromised or terminated by acts or omissions of the Texas Legislature.

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                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 10



3.7      RELATIONSHIP OF THE PARTIES

         GTECH and the Texas Lottery agree and understand that GTECH will render the goods, services and requirements under this Contract as an independent contractor and nothing contained in this Contract will be construed to create or imply a joint venture, partnership, principal, agent or any other relationship between the parties. GTECH employees will not be considered employees of the Texas Lottery within the meaning of any federal, state, or local law, ordinance, or regulation including, but not limited to, laws, ordinances, or regulations concerning unemployment insurance, social security benefits, workers compensation, or withholding requirements. GTECH is responsible for complying with any such laws, ordinances, or regulations, and will indemnify and save harmless the Texas Lottery from any costs or damages, including attorney's fees, sustained by the Texas Lottery resulting from GTECH's breach of its obligations under this section.

3.8      PAYMENT

3.8.1    All payments will be made in accordance with Texas Government
         Code Section 2251.001 et seq. ("Payments for Goods and Services").

3.8.2 GTECH shall submit invoices in triplicate on a weekly basis, noting the contract number, detailing services rendered and date of services.

3.8.3 GTECH agrees that if the Texas Comptroller of Public Accounts is prohibited from issuing a warrant to GTECH under section 403.055 of the Texas Government Code, any payments owed to GTECH under this Contract will be applied towards the debt or delinquent taxes that GTECH owes the State of Texas until the debt or delinquent taxes are paid in full.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 11


3.8.4 GTECH acknowledges that the State of Texas requires consistent, high quality performance during the entire term of this Contract and during any transition to an alternate or successor provider. GTECH agrees that to ensure such consistent high quality performance, and an orderly transition to a new vendor, the Texas Lottery may withhold five percent (5%) of all payments due during the last year of this Contract (the "Hold Back"). In the event that GTECH fails to fully and completely perform all of its duties under this Contract, or the transition to an alternative vendor is unsuccessful, and such failure is proximately caused in whole or part by any act or omission of GTECH, the Texas Lottery shall be entitled to retain the Hold Back or such portion as the Executive Director deems equitable. Otherwise, promptly upon full and complete performance of GTECH's duties under this Contract, the Texas Lottery shall pay the Hold Back to GTECH.

3.9      ASSIGNMENTS

3.9.1 No right or obligation of GTECH under this Contract may be assigned by GTECH without the prior written approval of the Texas Lottery, and in the event of any such approval, the terms and conditions hereof shall apply to and bind the party or parties to whom the right or obligation is assigned as fully and completely as GTECH is hereunder bound and obligated. No assignment shall operate to release GTECH from its liability for the timely and effective performance of its obligations hereunder. Assignments made in violation of this provision shall be null and void.

3.9.2 Subject to the limitations on assignment contained herein, this Contract shall inure to the benefit of, and be binding upon, the successors and assigns of the respective parties hereto.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 12


3.10     SUBCONTRACTING

3.10.1 GTECH is prohibited from subletting, conveying, assigning or otherwise disposing of all or any portion of this Contract, its rights, title, or interest therein without the previous written approval of the Texas Lottery. If any part of any Contract between the Texas Lottery and GTECH is to be subcontracted, the subcontractor must comply with all security requirements of the Texas Lottery. The Texas Lottery reserves the sole right to require GTECH to terminate any subcontractor with or without cause.

3.10.2 In the event the Texas Lottery approves of the use of any subcontractor in performance of the Contract, GTECH is not relieved of its responsibility and obligation to meet all the requirements of this Contract.

3.10.3 The Texas Lottery will incur no additional obligations and GTECH's obligations will not be reduced as a result of any such subcontracts.

3.10.4 GTECH agrees to indemnify and hold the Texas Lottery harmless from any of the claims or actions of its subcontractors.

3.11     LOTTERY APPROVAL OF STAFFING

         GTECH shall not employ or Contract with or permit the employment of unfit or unqualified persons or persons not skilled in the tasks assigned to them and GTECH shall at all times employ sufficient labor to carry out functions and services in the manner and time prescribed by this Contract. GTECH is responsible to the Texas Lottery for the acts and omissions of GTECH's employees, agents (including, but not limited to, lobbyists) and subcontractors and GTECH shall enforce strict discipline among its employees, agents (including, but not limited to, lobbyists) and subcontractors performing the services under the Contract. Any person employed by GTECH shall, at the written

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 13


         request of the Texas Lottery, and within the Texas Lottery's sole discretion, be removed forthwith by GTECH from work relating to the Contract.

3.12     COMPLIANCE

         GTECH agrees to comply with all applicable laws, rules and regulations, including without limitation those involving non-discrimination on the basis of race, color, religion, national origin, age, sex and disability.

3.13     TERM OF CONTRACT

3.13.1 The initial term of this Contract will end on August 31, 2007, subject to the termination provisions in this Contract and subject to the Texas Lottery being continued and funded by the Texas Legislature. In addition, the Texas Lottery hereby exercises its right to extend this Contract for four (4) additional one-year periods to end August 31, 2011. This Contract shall at all times be subject to the termination provisions herein and to the Texas Lottery being continued and funded by the Texas Legislature, both during the initial contract period and during any and each additional period.

3.13.2 The Texas Lottery further reserves the right to reactivate or further extend the initial Contact, or any extension thereof, on three (3) days notice for one ninety (90) day period if a different vendor is chosen for a subsequent contract during the transition period to the subsequent vendor. The Texas Lottery also reserves the right to further extend the initial Contract upon expiration of such ninety-day extension, if any, for a period of two (2) years. To meet this requirement, GTECH must maintain the system in a state of readiness, so as to be able to accommodate the Texas Lottery's possible exercise of its rights under this Section, for thirty (30) days after completion of the initial Contract period or any exercised extension thereof. If the Texas Lottery wishes to exercise its rights under this Section to extend or reactivate the Contract for the ninety-day period, it

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 14

         must give the Contractor three (3) days prior written notice to that effect on or before the twenty-seventy (27th) day after the expiration of the term of this Contract. If the Texas Lottery wishes to exercise its rights under this Section to extend the Contract for the two (2) year extension period, it must timely exercise its right to extend or reactivate this Contract for the ninety-day period, and must give the Contractor written notice of its extension of the Contract for the two
         (2) year extension on or before that day that is thirty (30) days prior to the expiration of the ninety-day period. The Texas Lottery's exercise of its rights under this Section shall not be construed as obligating the Texas Lottery to repeat the procurement process for any subsequent contract or conferring any right or expectation for GTECH to continue operating under the Contract after the expiration of either a ninety (90) day or two (2) year extension.

3.14     TERMINATION AT WILL

         The Texas Lottery, at its sole discretion, may terminate the Contract at will and without cause, upon no less than thirty (30) days advance written notice. This section removes all limitations upon the Texas Lottery's exercise of the termination power, on thirty (30) days notice. No language in this Contract shall be interpreted to limit the Texas Lottery's absolute right to terminate this Contract at will.

3.15     TERMINATION FOR CAUSE

         The Texas Lottery reserves the right to terminate this Contract upon no less than five (5) days notice, in whole or in part, upon the following conditions:

         (a) A receiver, conservator, liquidation, or trustee of GTECH, or of any of its property is appointed by order or decree of any court or agency or supervisory authority having jurisdiction; or an order for relief is entered against GTECH, under the Federal Bankruptcy Code; or GTECH is adjudicated bankrupt or insolvent; or any portion of the property of GTECH is sequestered by court order and such order remains in effect

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 15


                  for more than thirty (30) days after GTECH obtains knowledge thereof; or a petition is filed against GTECH under any state, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or receivership law of any jurisdiction, whether now or hereafter in effect, and such petition is not dismissed within thirty (30) days, or

         (b) GTECH files a case under the Federal Bankruptcy Code or seeks or is seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, receivership or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any case or petition against it under any such law, or

         (c) GTECH makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of GTECH or of all or any part of its property; or judgment for the payment of money in excess of $50,000.00 (which is not covered by insurance) is rendered by any court or governmental body against GTECH, and GTECH does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof, and within said 30-day period or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under generally accepted accounting principles; or a writ or warrant of attachment or any similar process shall be issued by any court against all or any material portion of the property of GTECH, and such writ or warrant of attachment or any similar process is not released or bonded within thirty (30) days after its entry, or

         (d) A court of competent jurisdiction finds that GTECH has failed to adhere to any laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or

         (e) GTECH fails to communicate with the Texas Lottery as required by the Contract, or

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 16


         (f) GTECH fails to remove any person from work relating to the Contract upon written notice from the Texas Lottery, or

         (g) GTECH breaches the standard of confidentiality established in the RFP and this Contract with respect to the RFP and this Contract or the services provided thereunder, or

         (h) The Texas Lottery makes a written determination that GTECH has failed to substantially perform under the Contract, which determination shall specify the events resulting in the Texas Lottery's determination that GTECH has failed to substantially perform under the Contract, or

         (i) GTECH fails to comply with any of the terms, conditions or provisions of the Contract, in any manner whatsoever, or


         (j) If it is determined that GTECH would not be eligible for a sales agent license under section 466.155 of the State Lottery Act, or

         (k) GTECH engages in any conduct which results in a negative public impression including, but not limited to, creating even an appearance of impropriety with respect to the Texas Lottery, the Lottery Gaming System, GTECH, or the State of Texas.

3.16     TERMINATION FOR IMPOSSIBILITY OF PERFORMANCE


         The Texas Lottery reserves the right to terminate this Contract, in whole or in part, upon no less than five (5) days notice upon any of the following conditions:

         (a) The failure of the legislature to appropriate funds to the Texas Lottery for this Contract;

         (b) Any act or omission by the legislature which renders performance by the Texas Lottery impossible.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 17


3.17     TERMINATION WITHOUT PENALTY


         Pursuant to Texas Government Code, Section 466.014(c), the Executive Director is permitted to terminate this Contract, without penalty, if an investigation reveals that GTECH would not be eligible for a sales agent license under Texas Government Code Section 466.155.

3.18     EFFECT OF TERMINATION


         Upon any termination or expiration of this Contract, the following terms shall apply:

         (a) The licenses granted under this Contract shall remain in full force and effect.

         (b) The Texas Lottery may, at its option, purchase the Lottery Equipment at its depreciated value as determined by the lower of the GAAP basis or the Federal Tax basis.

         (c) In the event that the contracts and assets related to the Lottery Network have not been assigned by GTECH to the Texas Lottery, GTECH shall immediately assign all such contracts and assets to the Texas Lottery. Upon such assignment, GTECH shall provide a detailed inventory and network diagrams of the Lottery Network, which shall include all components necessary for the operation of the Lottery Network.

         (d) GTECH shall immediately surrender to Texas Lottery all memoranda, notes, records, drawings, manuals, computer software, and other documents or materials (and all copies of same) pertaining to the Works, reports, and other data or materials generated or developed by GTECH or furnished by Texas Lottery to GTECH, including all materials embodying any Texas Lottery confidential information, regardless of whether the works or materials are complete or incomplete; provided however, that as - to memoranda, notes, records drawings, manuals, computer software and other documents or materials pertaining to Works, GTECH shall be required to provide only copies thereof, and GTECH shall be entitled to retain copies thereof to facilitate its exploitation of the Works as permitted by this Contract. This section shall apply to all materials made or compiled by GTECH, as well as to all materials

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 18


                  furnished to GTECH by the Texas Lottery or by anyone else that pertain to the Works.

         (e) If this Contract is terminated for cause by the Texas Lottery, the Texas Lottery shall be entitled to receive delivery of the source code for the Base Lottery Software from the source code escrow established pursuant to the requirements contained this Contract.

3.19     EFFECTIVE DATES OF CONTRACT OBLIGATIONS

         The effective date of this Contract shall be October 10, 2001. This Contract is subject to an implementation schedule that will provide for a deadline of March 1, 2008 for implementation of the new central computer system and backup system. The effective date of the compensation rates established under this Contract is September 1, 2002. The contract between GTECH and the Texas Lottery dated March 7, 1992, as amended (as so amended, the "Existing Contract"), shall not be superseded or replaced by this Contract, and shall remain in effect until its expiration or termination in accordance with its terms; provided however, that the provisions of the Existing Contract calling for GTECH to provide and maintain a performance bond are hereby amended to provide that the amount of the performance bond to be provided and maintained under the Existing Contract shall be five million dollars ($5,000,000). Among other things, the payment rates and terms of the Existing Contract shall remain in effect until the expiration of such Existing Contract (i.e., August 31, 2002) or until such Existing Contract is terminated, if earlier than August 31, 2002.

3.20     WARRANTIES

3.20.1 GTECH warrants, represents, informs, discloses and agrees that it is lawfully organized and constituted under all federal, state and local laws, ordinances and other authorities of

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 19


         its domicile and is otherwise in full compliance with all legal requirements of its domicile.

3.20.2 GTECH warrants, represents, informs, discloses and agrees that it is possessed of the legal authority and capacity to enter into and perform this Contract resulting from its response to the RFP, and that it has the financial ability to perform its obligations under this Contract.

3.20.3 GTECH warrants, represents, informs, discloses and agrees that it has been duly authorized to operate and do business in all places where it is or will be required to do business under this Contract; that it has obtained or will obtain all necessary licenses and permits required in connection with this Contract; and that it will fully comply with all laws, decrees, labor standards and regulations of its domicile and wherever performance occurs during the term of this Contract.

3.20.4 GTECH warrants, represents, informs, discloses and agrees that it has no present interest and shall not acquire any interest which would conflict in any manner with its duties and obligations under this Contract.

3.20.5 GTECH warrants, represents, informs, discloses and agrees that all systems analysis, systems design and programming pursuant to the RFP or for use in GTECH's performance under this Contract has been and shall be prepared or done in a high quality, professional and competent manner using only qualified personnel.

3.20.6 GTECH further represents, informs, discloses and warrants that all programs implemented in its performance under this Contract shall meet the performance standards required under the RFP and this Contract and shall correctly and accurately perform their intended functions on the equipment supplied by the Texas Lottery or by GTECH hereunder.

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 20


3.20.7 GTECH warrants, represents, informs, discloses and agrees that all services provided by it under this Contract shall be performed in a prompt, high quality, professional and competent manner using only qualified personnel.

3.20.8 GTECH warrants, represents, informs, discloses and agrees that its tickets, games, systems, goods and services shall in all respects conform to, and function in accordance with, the approved specifications and designs therefore.

3.20.9 GTECH warrants, represents, informs, discloses and agrees to pay any amount paid by the Texas Lottery and any amount incurred by the Texas Lottery as the result of a misprinted On-Line Ticket. Altered tickets are not misprinted tickets. If an On-Line Ticket appears to be a winner in all respects, but there is no computer record of the ticket, GTECH warrants that it will pay and agrees to pay any amount paid by the Texas Lottery and any amount incurred by the Texas Lottery as a result of the ticket for which there is no computer record.

3.20.10 GTECH warrants, represents, informs, discloses and agrees that it will not take any action inconsistent with any of the terms, conditions, agreements, or covenants set forth in this Contract without the express written consent of the Texas Lottery.

3.20.11 GTECH warrants, represents, informs, discloses and agrees that it shall keep all equipment in good condition and repair and shall not permit anything to be done that may materially impair the value thereof. GTECH shall use such equipment only in the ordinary course of its performance under this Contract and shall not permit such equipment to be used in violation of any applicable law, regulation or policy of insurance. GTECH agrees to develop a maintenance and replacement schedule subject to approval by the Texas Lottery and agrees to comply with that schedule.

3.20.12 GTECH warrants, represents, informs, discloses and agrees that it shall not sell, assign, lease, transfer, pledge, hypothecate, or otherwise dispose of any component of any

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART III
                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 21


           goods, system proposed in response to the RFP or any interest therein, or permit any of it to become a fixture or accession to other goods or property.

3.20.13 GTECH warrants, represents, informs, discloses and agrees that (except to the extent expressly set forth herein) it shall at all times own the terminals and other components of the systems proposed for the RFP and used in providing the goods and services under this Contract, except for licensed third-party software components, and telecommunications and the buildings to house its facilities, which it is permitted to lease, and shall keep the same free and clear of any and all security interests, liens, charges, levies, assessments or encumbrances. GTECH shall obtain approval by the Executive Director prior to inclusion of third party licensed software components in the Base Lottery Software or the Application Lottery Software, and such software shall be licensed to the Texas Lottery pursuant to Section 3.22.1. All contracts with vendors for third party software components used in the Lottery Network will be assignable to the Texas Lottery at the Texas Lottery's sole option.

3.20.14 GTECH warrants, represents, informs, and discloses that it is eligible for a sales agent license under Texas Government Code
           Section 466.155 (Chapter 466 is also known as the State Lottery Act).

3.20.15 GTECH warrants, represents, informs, discloses and agrees that the Lottery Gaming System will be free from any code which would, or is designed to, disable the Lottery Gaming System (or any component of the Lottery Gaming System) automatically after the passage of time or under the control of a person other than the Texas Lottery (such as a back door, time bomb, or drop dead device), and free from any code which would permit unauthorized access to the Lottery Gaming System (or any component of the Lottery Gaming System) such as a virus or trojan horse. GTECH's use of remote diagnostic software to disable any portion of the Lottery Gaming System (other than as necessary for support or maintenance) or to gain unauthorized access to the Lottery Gaming System will be deemed a breach of this warranty.

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                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]                                                    PAGE 22


3.20.16 GTECH warrants, represents, informs, discloses and agrees that the Lottery Gaming System delivered to the Texas Lottery under this Contract will be free from any clock, counter, virus, or other limiting design or routine which will cause the Lottery Gaming System to be erased, made inoperable, or otherwise become incapable of being used by The Texas Lottery after being used a certain number of times, or after the lapse of a certain period of time, or after the occurrence or lapse of any other triggering event.

3.20.17 GTECH warrants, represents, informs, discloses that the Lottery Gaming System will maintain the integrity of the data that is used or displayed by the Lottery Gaming System.

3.20.18 GTECH warrants, represents, informs, and discloses that the Lottery Gaming System will operate in a secure manner and will be designed and operated so as to prevent intrusions and unauthorized use. GTECH warrants that it will immediately report to the Executive Director any intrusions or unauthorized uses of the Lottery Gaming System.

3.20.19 GTECH warrants, informs, discloses and represents that it has good and marketable title, and/or the right to license, all of the Gaming System, free and clear of all liens, security interests, and other encumbrances.

3.20.20 GTECH warrants, represents, informs, discloses and agrees that its operations and the Lottery Gaming System are, and will continuously be, in compliance with all applicable requirements of any applicable law, statute, rule or regulation.

3.20.21 GTECH warrants, informs, discloses and represents that it has no outstanding assignments, grants, licenses, encumbrances, obligations, or agreements which relate to the Lottery Gaming System (whether written, oral, or implied) and are inconsistent with this Contract or the rights, duties, and obligations stated in this Contract.

3.20.22    Additional Warranties are provided for at sections 3.55 and 3.56.

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[TEXAS LOTTERY LOGO]


3.21     GTECH SITE VISITS

         The Texas Lottery shall have the free and unrestricted right, acting by itself or through its authorized representatives, to enter the premises of GTECH or any subcontractor, and to enter any other sites involved in operation or support of the Lottery, at all times to examine the system and to inspect and copy the records of GTECH pertaining to the operation thereof. GTECH agrees that it and its subcontractors will implement all reasonable quality control and security procedures requested by the Texas Lottery or representatives as designated by the Texas Lottery.

3.22     INTELLECTUAL PROPERTY RIGHTS

3.22.1   LICENSES.

3.22.1.1 GTECH hereby grants the Texas Lottery an irrevocable, worldwide license to use, modify, display, execute, and have modified, displayed, used, and executed, the Base Lottery Software for operation of the Lottery, for the term of the Contract (including any extensions and/or renewals thereof) and a period of five (5) years after termination or expiration of the Contract for any reason. GTECH hereby grants the Texas Lottery an irrevocable, perpetual, worldwide license to use the Base Lottery Software solely for the purpose of accessing archived data.

3.22.1.2 The Texas Lottery may only use contractors and consultants to exercise its right under the foregoing paragraph to the extent that such contractors and consultants sign non-disclosure agreements, acknowledging the confidential and proprietary nature of the Lottery System and agreeing to access and use the Lottery Gaming system solely to perform their obligations.

3.22.2 Ownership. The Works, and all content and Intellectual Property Rights therein, are and shall be owned jointly by the Texas Lottery and GTECH, without a right of accounting.


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[TEXAS LOTTERY LOGO]


         Each party may, without permission, use, modify and display, and sublicense the right to use, modify and display, the Works, with the sole exception that GTECH shall have no right to use, disclose or permit any person to use or obtain the Works in any manner that, in the Executive Director's sole opinion, is likely to threaten the operation or security of the Texas Lottery. Notwithstanding anything herein to the contrary, as between GTECH and the Texas Lottery, the Texas Lottery shall own all right, title, and interest in and to all data generated by, processed by, or stored by the Lottery Gaming System.

3.22.3 Further Actions. GTECH, upon request of the Texas Lottery and without further consideration, shall perform any acts that may be deemed necessary or desirable by the Texas Lottery to evidence more fully the joint ownership rights of the Texas Lottery in the Works as described in Section 3.22.2, including but not limited to the execution, acknowledgement and delivery of such further documents in a form determined by the Texas Lottery. In the event the Texas Lottery shall be unable for any reason to obtain GTECH's authorized signature on any document necessary for any purpose set forth in the foregoing sentence, GTECH hereby irrevocably designates and appoints Texas Lottery and its duly authorized officers and agents as GTECH's agent and GTECH's attorney-in-fact to act for and in GTECH's behalf and stead to execute and file any such document and to do all other lawfully permitted acts to further any such purpose with the same force and effect as if executed and delivered by GTECH.

3.22.4 Waiver of Moral Rights. GTECH hereby irrevocably and forever waives, and agrees never to assert, any Moral Rights in or to the Works which GTECH may now have or which may accrue to GTECH's benefit under U.S. or foreign copyright laws, if such would be inconsistent with the Texas Lottery's joint ownership rights in the Works described in Section
         3.22.2. GTECH hereby also irrevocably and forever waives, and agrees never to assert, all other residual rights and benefits which arise under any other applicable law now in force or hereafter enacted, if such would be inconsistent with the Texas Lottery's joint ownership rights in the Works described in Section 3.22.2. The term "Moral Rights" shall mean any and all rights of paternity or integrity of the Works


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                                                                         PAGE 25

[TEXAS LOTTERY LOGO]


         and the right to object to any modification, translation or use of the Works, and any similar rights existing under the judicial or statutory law of any country in the world or under any treaty, regardless of whether or not such right is denominated or referred to as a moral right.

3.22.5 Confidentiality. All Works shall be deemed the confidential information of Texas Lottery, and GTECH shall not use, disclose, or permit any person to use or obtain the Works, in any manner that might threaten the operation or security of the Texas Lottery. Works shall be disclosed only under a nondisclosure agreement binding on third parties that imposes on such third parties this same duty and obligation to protect and safeguard the confidentiality of the Works.

3.22.6 Injunctive Relief. This Contract is intended to protect Texas Lottery's proprietary rights pertaining to the Works, and any misuse of such rights would cause substantial and irreparable harm to Texas Lottery's business. Therefore, GTECH acknowledges and stipulates to all of the facts, including irreparable harm, necessary to establish the Lottery's right to an order from a court of competent jurisdiction that would immediately enjoin any material breach of the intellectual property, licensing, and confidentiality provisions of this Contract or the RFP, upon a request by Texas Lottery.

3.23     PRE-EXISTING AND THIRD PARTY RIGHTS

3.23.1 GTECH may only incorporate third-party software or rights ("Third Party Materials") into Works with the prior express written consent of the Executive Director. GTECH hereby grants the Texas Lottery a non-exclusive license to use, execute, reproduce, display, perform, and prepare derivative works from Third Party Materials, and to authorize others to do any or all of the foregoing, for the term of the license granted in Section 3.22.1. GTECH warrants that it has sufficient right, title and interest to grant the foregoing license rights to any Third Party Materials that GTECH includes in Works, and


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                                                                         PAGE 26

[TEXAS LOTTERY LOGO]


         GTECH shall indemnify, defend, and hold harmless the Texas Lottery from any losses, claims, damages, costs (including attorneys' fees) of causes of action relating to any claim or assertion by any third party that the Texas Lottery's use of the Works consistent with the foregoing infringe third party rights.

3.23.2 GTECH agrees that it shall have and maintain, during performance of this Contract, written agreements with all employees, contractors, or agents engaged by GTECH in performance hereunder, granting GTECH rights sufficient to support all performance and grants of rights by GTECH. Copies of such agreements shall be provided to Texas Lottery promptly upon request.

3.24     REMEDIATION

         If the Works or the Intellectual Property Rights therein become the subject of a lawsuit or claim of infringement, or GTECH becomes aware that such items are likely to become the subject of a lawsuit or claim or infringement, GTECH shall exercise one (1) of the following two (2) options in order to provide the Texas Lottery with continued and uninterrupted use of the Works and Intellectual Property Rights therein: (a) obtain for the Texas Lottery the right to continue the use of the alleged infringing Works at no additional cost to the Texas Lottery, or (b) obtain alternative or substitute works for the allegedly infringing Works, which are of equivalent or superior quality to the allegedly infringing Works, at no additional cost to the Texas Lottery, and subject to the acceptance of the Texas Lottery in its sole discretion.

3.25     INTELLECTUAL PROPERTY SEARCH

         GTECH, at its expense, shall conduct all appropriate intellectual property searches (e.g., full trademark and service mark searches) for all proposed Works, and hold the Texas Lottery harmless from the infringement of such Works.


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                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]


3.26     ACCOUNTING RECORDS

         GTECH is required to maintain its books, records, information and other materials pertaining to this Contract in accordance with generally accepted accounting principles. These records shall be available to the Texas Lottery, its internal auditor or external auditors (and other designees) and the Texas State Auditor at all times during the Contract period and for five (5) full years after (i) the expiration date of this Contract or (ii) final payment under this Contract, whichever is later.

3.27     AUDIT REQUIREMENTS

         GTECH must meet specific auditing obligations:

         (a) GTECH will be required to have a complete financial audit conducted annually. A copy of GTECH's audited financial statements shall be provided to the Lottery annually.

         (b) In addition, a complete internal control audit of GTECH's Texas operations shall be conducted annually by an independent certified public accounting firm. GTECH shall pay for all audit services. This audit shall be conducted pursuant to Statement on Auditing Standards No. 70, as issued by the American Institute of Certified Public Accountants as it may be updated or amended from time to time. The Texas Lottery reserves the right to specify the type of report and the control objectives to be examined as well as the accounting firm to perform the audit. The Texas Lottery reserves the right to designate the annual period to be covered by the report relating to the internal control audit. GTECH agrees (i) to fully cooperate with any auditor retained to perform such audit;
              (ii) to generally release and waive any and all claims against auditor other than those based upon intentional misconduct occurring during such audit, and (iii) to indemnify and hold harmless any auditor retained to perform such audit. GTECH agrees that any such auditor is a direct and intended third party beneficiary of this provision.


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                                                CONTRACTUAL TERMS AND CONDITIONS
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[TEXAS LOTTERY LOGO]


         (c) The Texas Lottery's internal auditor or external auditors (and other designees) and the Texas State Auditor will be given the right to review the work papers of the audits conducted by any independent certified public accounting firm, if considered necessary or desirable by the Texas Lottery.

         (d) The Texas Lottery's internal auditor and Executive Director shall be given a copy of all reports including any management letters issued as a result of the specified audits within ten (10) days of issuance. Ten (10) additional copies of all reports must be made available to the Texas Lottery upon request.

3.28     RIGHT TO ADDITIONALLY AUDIT GTECH'S TEXAS OPERATIONS

3.28.1 The Texas Lottery reserves the right to audit GTECH's records and operations as they relate to Texas. GTECH's records are subject to audit by the Texas Lottery and the state auditor. For the purpose of this provision, the Texas Lottery or state auditor may examine all books, records, papers, or other objects, as well as data and systems that the Texas Lottery or state auditor determines are necessary for conducting a complete examination. The Texas Lottery or state auditor may also examine under oath any officer, director, or employee of GTECH. The Texas Lottery or state auditor may conduct an examination at the principal office or any other office of GTECH or may require GTECH to produce the records at the office of the Texas Lottery or state auditor. If GTECH refuses to permit an examination or to answer any question during the course of an audit, GTECH is subject to sanctions as provided in this Contract. This provision applies regardless of whether GTECH is subject to audit by any other state agency.

3.28.2 GTECH agrees (i) to fully cooperate with any auditor retained to perform such audit; (ii) to generally release and waive any and all claims against auditor other than those based upon intentional misconduct occurring during such audit, and (iii) to indemnify and hold harmless any auditor retained to perform such audit. GTECH agrees that any such auditor is a direct and intended third party beneficiary of this provision.


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                                                CONTRACTUAL TERMS AND CONDITIONS

[TEXAS LOTTERY LOGO]


3.29     QUARTERLY CONTRACT COMPLIANCE STATEMENT

         GTECH shall be required to provide to the Texas Lottery a quarterly contract compliance statement signed by an authorized officer of GTECH regarding performance under the Contract. The form of the compliance statement will be provided by the Texas Lottery and will include a statement that GTECH has performed in compliance with the Contract during the prior quarter and that GTECH has complied with the terms of the Contract in performance of its obligations thereunder. In the event that GTECH has not fully complied with this Contract, the quarterly compliance statement must list with reasonable specificity all Contract terms or obligations with which GTECH is not in compliance. GTECH shall include on the list any event or omission which was not in compliance when the event or omission occurred. GTECH must also provide a statement that it is in full compliance with the Contract except for the terms or obligations specified on the list.. If there are no terms or obligations in which GTECH is not in compliance, the statement shall so state.

3.30     ANNUAL CONTRACT COMPLIANCE REVIEW

         GTECH shall be required to provide the Texas Lottery with an annual contract compliance report to be performed at the expense of GTECH by an independent accounting firm. The resulting report is due to the Texas Lottery on or before sixty (60) days after the Lottery's fiscal year end (currently August 31 of each year).

3.31     QUARTERLY COST REVIEW

3.31.1 Within forty-five (45) days after the first anniversary of the Contract, and quarterly (within twenty (20) days after the end of the quarter) thereafter, GTECH must present the Texas Lottery with a detailed summary of operational costs incurred during the year in a format determined by the Texas Lottery. Each summary shall include a line by line


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                                                CONTRACTUAL TERMS AND CONDITIONS
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[TEXAS LOTTERY LOGO]


         listing of the categories of expenses incurred and the actual amounts expended by GTECH in the course of providing the goods and services covered by each respective GTECH contract with the Texas Lottery. It shall not be the responsibility of the Texas Lottery staff to request this summary, but the Texas Lottery may obtain the information, at its option, through an independent auditor or with its own personnel. All overhead items must be identified separately in the summary. The Texas Lottery reserves the right to conduct an independent audit of GTECH's operations, or specific functions. GTECH agrees (i) to fully cooperate with any auditor retained to perform such audit; (ii) to generally release and waive any and all claims against an auditor other than those based upon intentional misconduct occurring during such audit, and (iii) to indemnify and hold harmless any auditor retained to perform such audit. GTECH agrees that any such auditor is a direct and intended third party beneficiary of this provision.

3.31.2 If the Texas Lottery decides an independent cost review is to be performed, GTECH will pay for the review of its operations. The Texas Lottery will be solely responsible for selecting the independent auditors as well as directing the course of the review procedures.

3.31.3 It is possible that, over the life of this Contract, certain functions performed by GTECH may not be performed to the satisfaction of the Texas Lottery. It may be the desire of the Texas Lottery to assume control over those functions. In addition, the Texas Lottery may determine that functions not originally contemplated in the Contract are required. The Texas Lottery may require GTECH to perform those functions, subject to successful negotiation of an agreement regarding compensation for the performance of functions clearly not covered by the original Contract. Likewise, if the Texas Lottery assumes functions formerly performed by GTECH based in part on the quarterly cost review, compensation to GTECH may be reduced, subject to successful negotiation of an agreement.


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[TEXAS LOTTERY LOGO]


3.31.4 The quarterly cost review will not be used to systematically eliminate functions from this Contract. However, the quarterly cost review and subsequent elimination of functions from this Contract may, at the discretion of the Texas Lottery, be used to remove functions from the Contract that are subject to excessive costs, according to industry norms. GTECH must share equally with the Texas Lottery any cost savings in GTECH's operating expenses identified by this quarterly cost review.

3.32     INDEMNIFICATION

3.32.1 GTECH shall indemnify and hold harmless the Texas Lottery, the State of Texas, their officers, employees, auditors, and agents (the "Indemnified Parties") from and against any and all claims, liabilities, losses, damages, costs, or expenses, including any liability of any nature or kind arising out of a claim or suit for or on account of the operation of the games, and including reasonable attorneys' fees, which may be incurred, suffered, or required in whole or in part by an actual or alleged act or omission of GTECH, or a subcontractor of GTECH, or any person directly or indirectly employed by GTECH or a subcontractor of GTECH whether the claim, liability, loss, damage, cost or expense is based on negligence, strict liability or any other culpable conduct, whether frivolous or not.

3.32.2 GTECH's liability shall extend to and include all reasonable costs, expenses and attorneys' fees incurred or sustained by the Indemnified Parties in making any investigation and in prosecuting or defending any and all lawsuits or causes of action instituted or asserted by any individual, organization or entity arising out of or in connection with the services and equipment provided under the RFP or this Contract (including without any limitation any claim that all or any portion of the Lottery Gaming System infringes the patent, copyright, trade secret, trademark, confidential information, or other intellectual property right of any third party) in obtaining or seeking to obtain a release therefrom and in enforcing any of the provisions contained in the RFP or this


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[TEXAS LOTTERY LOGO]


         Contract. The Indemnified Parties, upon giving notice to GTECH, shall have the right in good faith to pay, settle or compromise, or litigate any claim, demand, loss, liability, cost, charge, suit, order, judgment or adjudication resulting from such lawsuit or cause of action under the belief that the lawsuit or cause of action is well founded, whether it is or not, without the consent or approval of GTECH unless GTECH protests in writing and, simultaneously with such protest deposits with the Indemnified Parties collateral satisfactory to the Indemnified Parties sufficient to pay and satisfy such claim and any penalty or interest which may accrue as a result of such protest, on such claim, demand, loss, liability, cost, charge, attorneys' fee, or judgments as may result. The Texas Lottery and the Texas Attorney General's Office must control the choice of attorney representing the Texas Lottery. To the extent that GTECH makes any payments to or on behalf of the Indemnified Parties under the Contract, and to the extent permissible by law, they shall be fully subrogated to all rights and claims of the Indemnified Parties in connection therewith. In any event, the Indemnified Parties shall promptly notify GTECH of the occurrence or service of any lawsuit or cause of action arising out of the Contract.

3.33     BONDS AND INSURANCE

         All required bonds and insurance must be issued by companies or financial institutions which are financially rated A or better as rated by A.M. Best Company and duly licensed, admitted, and authorized to do business in the State of Texas. The Texas Lottery shall be named as the Obligee in each required bond and as an Additional Insured in each required liability policy and the Lottery shall be named as a Loss Payee in each required first party policy. Except as otherwise expressly provided herein, required coverage must remain in effect throughout the term of the Contract and provide adequate coverage for incidents discovered after termination of the Contract. GTECH must submit certificates of insurance pertaining to each contract of insurance required under this Contract, and pertaining to any renewals thereof, to the Texas Lottery no later than January 1 of each year, except for the first year of the Contract in which the copies of the certificates of


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                                                CONTRACTUAL TERMS AND CONDITIONS

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[TEXAS LOTTERY LOGO]


         insurance must be submitted within fifteen (15) days after contract execution, or as otherwise provided herein. The Texas Lottery has the right, upon its request, to examine or acquire copies of the insurance policies.

3.34     SELF INSURANCE

         GTECH may not elect to provide entirely or in part for the insurance/bond protections described in the RFP or this Contract through self-insurance. A deductible provision contained in an insurance policy that meets the requirements of this Contract is not considered as self-insurance unless the deductible amount exceeds ten percent (10%) of the face amount of the insurance policy.

3.35     PERFORMANCE BOND

3.35.1 GTECH shall, within ten (10) days of the execution of this Contract, be required to provide a performance bond in the amount of twenty million dollars ($20,000,000) substantially in the form of Attachment E attached hereto. Failure to have and keep a bond in place shall constitute a breach of this Contract by GTECH.

3.35.2 The bond must be maintained in full force and effect for the initial term and any and all renewal terms of this Contract. The bond shall be forfeited to the Texas Lottery if GTECH fails to perform as required by the Contract.

3.36     FIDELITY BOND

3.36.1 Upon execution of this Contract, GTECH shall submit to the Texas Lottery a Fidelity Bond in the amount of five million dollars ($5,000,000). The Fidelity Bond shall cover any loss to the state due to any fraudulent or dishonest act on the part of the officers


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[TEXAS LOTTERY LOGO]


         and/or employees of GTECH. In addition, GTECH must require each subcontractor, agent and/or assign of GTECH to carry a Fidelity Bond in the amount of five million dollars ($5,000,000). The Bond shall cover any loss to the state due to any fraudulent or dishonest act on the part of the officers and/or employees of the subcontractor, agent, or assign.

3.36.2 GTECH must provide evidence of all required coverage(s) under the Fidelity Bond at the time of Contract execution.

3.36.3 GTECH will ultimately be responsible for payment of any losses of the subcontractors, agents and/or assigns of GTECH and shall be the collector of any amounts due the state from the bonding company.

3.37     GENERAL LIABILITY INSURANCE

         GTECH must maintain general liability insurance coverage with limits of not less than two million dollars ($2,000,000) for bodily injury to any one person, two million dollars ($2,000,000) for any one occurrence of property damage, and a combined single limit of four million dollars ($4,000,000). GTECH shall provide the Texas Lottery with proof of such coverage upon execution of this Contract and thereafter no later than January 1st of each year the Contract is in force.

3.38     PROPERTY INSURANCE

3.38.1 GTECH must maintain insurance on all buildings, furniture, fixtures, computer and communications equipment used in operating and supporting GTECH's operation covering and in an amount equal to or greater than the actual replacement cost thereof. Coverage must include an All Risk Property Floater to insure personal property including contents, equipment, and mobile items against fire, theft, collision, flood, etc. The Texas


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         Lottery and its Retailers will not be responsible for insuring any equipment or facilities included in or associated with GTECH's operation.

3.38.2 The insurance for any facilities in which Instant Tickets are housed must provide a revenue stop loss policy, with the Texas Lottery designated as the beneficiary to cover any revenue lost to the Texas Lottery as a result of the loss of the ticket inventory or partial ticket inventory. Additionally, GTECH must provide insurance that covers at least 100% of replacement cost and all incidental costs of replacement of the ticket inventory.

3.39     ERRORS AND OMISSIONS INSURANCE

         GTECH must maintain professional liability errors and omissions insurance of not less than three million dollars ($3,000,000), to be in force and effect during the term of the Contract including any extension thereof and one year thereafter. Coverage is to include wrongful acts by GTECH, including its officers, employees of the insured, or subcontractors performing on behalf of the insured arising out of performance of or failure to perform system services or in the failure of hardware or software to perform the function or serve the purpose intended (computer error, machine error, system down time, hardware or software problems or errors, and any error or omission) for which GTECH is legally liable. GTECH shall provide the Texas Lottery with proof of such coverage upon execution of the Contract and thereafter no later than January 1st of each year the Contract is in force.

3.40     AUTOMOBILE LIABILITY INSURANCE

         GTECH must maintain automobile liability insurance covering drivers and vehicles employed by GTECH, any officer, director or employee of GTECH. GTECH must require each subcontractor to carry the same coverage and limits as those required of GTECH. The automotive liability insurance must have limits of not less than two million


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         dollars ($2,000,000) for bodily injury to each person, two million dollars ($2,000,000) for property damage, and a combined single limit of four million dollars ($4,000,000). GTECH shall provide the Texas Lottery with proof of such coverage upon execution of the Contract and thereafter no later than January 1st of each year the Contract is in force.

3.41     CRIME INSURANCE

         GTECH must maintain crime insurance with a limit of not less than one million dollars ($1,000,000) protecting the Texas Lottery against losses, including lost income, lost profits, extra expenses and other consequential losses suffered by the Texas Lottery, resulting from loss of property (including money, securities and Texas Lottery tickets) by robbery, burglary, or theft, or the loss of money, securities or Texas Lottery tickets because of destruction or disappearance. GTECH shall provide the Texas Lottery with proof of such coverage upon execution of the Contract and thereafter no later than January 1st of each year the Contract is in force.

3.42     DISCLOSURE OF LITIGATION

         GTECH warrants that it has disclosed, in response to the RFP, any material civil or criminal litigation or indictment either threatened or pending involving GTECH, and also has disclosed any material litigation threatened or pending for subcontractors, consultants, and/or lobbyists. "Material" both in the RFP and in this Contract refers to any action or pending action that a reasonable person knowledgeable in the gaming industry would consider relevant to any gaming operation or any development such a person would want to be aware of in order to stay fully apprised of the total mix of information relevant to the gaming industry and its operations, including the effect the information would have on the average person's understanding or opinion of the integrity and security of the Lottery. This is a continuing disclosure requirement to which GTECH, as Lottery Operator, is bound. GTECH is required to file with the Texas


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         Lottery comprehensive monthly reports regarding all threatened or pending litigation involving GTECH's Texas Operations. Additionally, all threatened or pending litigation that may be considered material to the overall operations of GTECH must be disclosed to the Texas Lottery in the comprehensive monthly reports.

3.43     FORCE MAJEURE / DELAY OF PERFORMANCE

3.43.1 Except as otherwise provided, neither GTECH nor the Texas Lottery shall be liable to the other for any delay in, or failure of performance of, any covenant contained herein caused by force majeure. The existence of such causes of delay or failure shall extend the period of performance in the exercise of reasonable diligence until after the causes of delay or failure have been removed. Force majeure is defined as those causes generally recognized under Texas law as constituting impossible conditions. GTECH must inform the Texas Lottery in writing within three
         (3) days of the existence of such force majeure or otherwise waive this right as a defense.

3.43.2 GTECH shall immediately upon discovery notify the Executive Director in writing of any delays in performance dates regardless of responsibility, fault or negligence. If it is GTECH's contention that the delay is the responsibility, fault or negligence of Texas Lottery staff, GTECH must indicate that contention in the written notification within five (5) calendar days of the occurrence, and to the extent possible, identify the event or individual responsible so that the Executive Director may take appropriate action to remedy the situation. GTECH's failure to provide this notification to the Executive Director within the five (5) calendar day time frame shall waive GTECH's right to assert the Texas Lottery's action/inaction as a defense.


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3.44     SECURITY PROGRAM

3.44.1 Prior to operations under this Contract, GTECH shall establish a physical and software security program, subject to the prior written approval of the Texas Lottery. Section 8.6 of this Contract sets out the Security Program Requirements.

3.44.2 The Texas Lottery reserves the right to require at any time such further and additional security measures as deemed necessary or appropriate to ensure the integrity of GTECH's operations of the game(s).

3.45     TAXES, FEES AND ASSESSMENTS

3.45.1 The Texas Lottery shall have no responsibility whatsoever for the payment of any federal, state or local taxes which become payable by GTECH or its subcontractors, or their agents, officers or employees. GTECH shall pay and discharge when due all such taxes, license fees, levies, and other obligations or charges of every nature.

3.45.2 GTECH will be responsible for payment of all taxes attributable to this Contract and any and all such taxes shall be identified under GTECH's federal tax identification number. GTECH shall pay all federal, state and local taxes of any kind, including without limitation income, franchise, ad valorem personal property, sales, use, lease, consumption, distribution and storage taxes, for the goods, services and systems relating thereto provided by GTECH, whether or not such taxes are in effect as of the date this Contract is signed or scheduled to go into effect, or become effective during the initial term and any and all renewal terms, if any.


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3.46     NEWS RELEASES

         GTECH shall not issue any news releases or publish information to the public pertaining to this Contract or the performance of any duties or obligations under this Contract without prior written approval of the Texas Lottery, and then only in cooperation with the Texas Lottery; provided however, in regard to any disclosure or any public release of information of any kind required under applicable law, regulation or rule (including the applicable rules of any stock exchange), GTECH shall give notice thereof to the Texas Lottery as soon as possible and prior to the release of the information and shall consult with the Texas Lottery as to the content of the release. In any case in which the release of information is required under applicable law, regulation or rule, the Texas Lottery shall not be construed as having endorsed the release, agreed to the content of the release, opined as to the accuracy of the information in the release, or as having made an admission of any kind regarding any subject covered in the release.

3.47     ADVERTISING

3.47.1 GTECH agrees not to use the Texas Lottery's name, logos, images, nor any data or results arising from this Contract as a part of any commercial advertising, or to promote GTECH in another jurisdiction's procurement process, without prior written approval by the Texas Lottery.

3.47.2 Advertising and promotions may not be of a nature that unduly influences any person to purchase a lottery ticket or number, as outlined in section 466.110 of the Texas Government Code, and must be pre-approved by the Texas Lottery.


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3.48     HIRING OF TEXAS LOTTERY PERSONNEL

         GTECH will not engage the services of any State of Texas employee while such person remains employed by the state, without the written consent of the Texas Lottery.

3.49     HIRING OF LOBBYIST; SUPPLEMENTAL INFORMATION

         GTECH warrants that it has, pursuant to the RFP, provided the name, addresses and telephone numbers for all lobbyists and/or legislative consultants who will perform services related to GTECH's operations or interests in the State of Texas, pursuant to previously executed contracts, or who have performed services related to GTECH's operations or interests in the State of Texas during the preceding three (3) years for GTECH or any subcontractors of GTECH. During the term of this Contract, GTECH shall immediately notify the Texas Lottery in the event of change of lobbyist or legislative consultant information relevant to GTECH's operations or interests in the state of Texas.

3.50     REAL ESTATE LEASE COSTS

         All rental payments under any real estate leases entered into in connection with the Contract must be at area market rates based on market studies prepared by an appraisal firm or other professional acceptable to the Texas Lottery at the sole expense of GTECH.

3.51     END OF CONTRACT CONVERSION

3.51.1 The Texas Lottery shall be solely responsible for the identification of and time for conversions (transfers) of retailer terminals, and GTECH shall cooperate fully and in


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         good faith in said conversion (transfer). Cooperation may include, but not be limited to, sharing of liability files and cross-validation of winning tickets.

3.51.2 GTECH further shall remove all equipment and materials relating solely to GTECH's system from each Retailer location within fourteen (14) calendar days after conversion (transfer) of the location to the new system.

3.51.3 GTECH must cooperate fully with the Texas Lottery throughout the period in which the administration of responsibilities under the Contract is transitioned or turned over to the Texas Lottery or third party. GTECH must continue the Contract services at a consistently high level without interruption during the turnover period. GTECH must support the successor, including the sharing of files, until the successor can maintain contract services at a consistently high level without interruption. GTECH shall provide promptly and without delay, at no cost, copies of all current software specifications, data files, job control language, program designs, procedures and all other elements required to install and operate the games in machine readable form and/or to perform the other services required of the successor. Required technical, user and programmer documentation as the Texas Lottery may require must also be provided promptly and without delay by GTECH. The Texas Lottery will determine when GTECH transition services are not necessary.

3.51.4 The current Lottery Operator shall cooperate fully, and in good faith, assist to the extent reasonable and practical in the conversion to any new system. For example, an Operator shall cooperate in the conversion (transfer) process providing terminal hardware, software specifications and access to the telecommunications network as required. Through the conversion period, the Operator shall provide sufficient experienced personnel, resources and facilities to assure that the system and services called for by the Contract are maintained at a high level of proficiency.


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3.52     NON-DISCLOSURE AGREEMENT

         GTECH shall maintain as confidential, and shall not disclose to third parties without the Texas Lottery's prior written consent, any Texas Lottery information including, but not limited to, the Texas Lottery's business activities, practices, systems, conditions, products, services, public information and education plans, data and related materials, and game and marketing plans.

3.53     USUFRUCT

         If, for any reason other than material breach of Contract by the Texas Lottery, GTECH should lose its ability to service this Contract, the Texas Lottery shall acquire a usufruct in all Contractual items owned by GTECH in conjunction with the Contract and which are necessary to provide such services. Said usufruct shall be limited to the right of the Texas Lottery to possess and make use of the Contractual items solely for the use and benefit of the Texas Lottery in operating, maintaining, altering, replacing and improving the programs and systems being used by the Texas Lottery under the Contract. Such usufruct shall be limited in time to the duration of the Contract and any extension thereof, and in scope for programs, systems, and other items being used by the Texas Lottery under the Contract.

3.54     TICKET PURCHASE

         No member, officer or employee of GTECH or of any subcontractor(s) not excepted by this section, or that officer's or employee's spouse, child, stepchild, brother, stepbrother, sister, stepsister, parent or stepparent who resides in the household of such officer or employee shall purchase a Texas lottery ticket or be paid a prize in any Texas lottery game. GTECH shall ensure that this requirement is made known to each officer and employee of GTECH and any subcontractor not excepted by this Section 3.54. This


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         prohibition does not apply to subcontractors or vendors who are not subsidiaries or affiliates of GTECH and who provide only goods and services falling within the following categories: telecommunications, courier services, consumables, office supplies, facilities, utilities, vehicle leasing, travel, and instant dispenser supply.

3.55     EQUIPMENT

         GTECH hereby represents and warrants that all equipment provided shall be new (subject to Section 6.3.6), shall be free from defects in materials and workmanship, shall be merchantable and fit for the purpose for which it is intended, and shall meet or exceed the performance standards and specifications required in this Contract. Any equipment, or component thereof, used by GTECH pursuant hereto which does not conform to the foregoing shall be repaired or replaced by GTECH without cost to the Texas Lottery in addition to other amounts the Texas Lottery may be entitled to in law or in equity, or as specified in this Contract.

3.56     PROGRAMS

3.56.1 GTECH represents and warrants that all systems analysis, systems design and programming prepared or done, or to be prepared or done, by GTECH, its subcontractors, or its officers, employees or agents has been and shall be prepared or done in a professional manner. GTECH further hereby represents and warrants that all programs implemented in its performance herein shall meet the performance standards required hereunder, and shall correctly and accurately perform their intended functions.

3.56.2 GTECH hereby warrants that all Lottery Software is maintainable and reusable. GTECH warrants and represents that all software used by GTECH in performance of any and all Contract requirements in the Lottery Software shall be written in languages that can be maintained and supported by the Texas Lottery and/or any third-party contractor.


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         GTECH hereby warrants that all Lottery Software shall be documented.
         GTECH hereby warrants that all Application Lottery Software and modifications to the Base Lottery Software developed pursuant to this Contract will be delivered in a format including both source code and object code, such that such software can be readily modified, compiled, and maintained by the Texas Lottery and/or any third party contractor; provided however, that delivery of the source code format of the Application Lottery Software, to the extent such Application Lottery Software does not constitute Works, will be only into escrow pursuant to Section 3.56.5, and delivery to the Texas Lottery will be subject to the terms and conditions of the Source Code Escrow Agreement contemplated by said Section 3.56.5.

3.56.3 Programming languages, tools, and methodologies used by GTECH must be approved as supportable by the Texas Lottery prior to their use by GTECH. GTECH shall support all Lottery Software for the term of the Contract and any extension thereof. If the programming support software is not available in the open normal data processing market, other than the gaming industry, then GTECH shall be required to supply compilers and all normal programming support software, which is available to GTECH's software staff and training to persons designated by the Texas Lottery.

3.56.4 GTECH shall deliver copies of all Works to the Lottery Commission promptly after they are completed. If the Works include computer software, GTECH is to deliver copies of source code as well as object code of such software, in addition to technical documentation sufficient for an average programmer to understand, modify, compile and execute the software. GTECH shall clearly label the media containing any Works to identify the works contained in the media.

3.56.5 GTECH shall enter into a source code escrow agreement with the Texas Lottery Commission and an escrow agent acceptable to the Texas Lottery Commission for the source code and system and/or technical documentation for those portions of the Base Lottery Software and the Application Lottery Software which do not constitute Works


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         (the "Source Code Escrow Agreement"). GTECH shall be responsible for all charges associated with the escrow of the source code. GTECH shall continuously maintain and perform all of its respective obligations in the Source Code Escrow Agreement in accordance with the terms of the Source Code Escrow Agreement. At a minimum, the Source Code Escrow Agreement shall provide for release of the source code to the Texas Lottery Commission in the event of termination for cause of this Contract and from any bankruptcy, insolvency, arrangement with creditors, failure to do business in the ordinary course, default on debt, of other indication of financial instability. The Source Code Escrow shall not permit GTECH to give contrary instructions to the escrow agent in the event that the Texas Lottery Commission sends the agent a certified letter indicating that a release condition has occurred. The Texas Lottery Commission shall have full rights of inspection during the term of the Source Code Escrow Agreement. By executing this Contract, GTECH hereby grants the Texas Lottery a non-exclusive perpetual license to use, have used, modify, have modified, compile, have compiled, execute, have executed, display, have displayed, and operate and have operated the source code for the Base Lottery Software and the Application Lottery Software as necessary to operate the Lottery; it being understood, however, that the Lottery shall only exercise its rights under this license with respect to source code released from the source code escrow pursuant to the terms and conditions of the escrow agreement. In such event, the Texas Lottery may allow access to the source code to third party contractors, but only if the Texas Lottery enters into a non-disclosure agreement with such third party requiring the third party to maintain the source code in confidence, not to use the source code for any purpose other than to support the Texas Lottery, and naming GTECH as a third party beneficiary of such non-disclosure agreement. The Parties intend that the Texas Lottery shall have all rights afforded to licensees under section 365(n) of the U.S. Bankruptcy Code (and any successor thereto) in connection with any bankruptcy of GTECH.


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3.57     LOTTERY PURCHASE OPTION

         In the event that the Lottery exercises its option to purchase the Lottery Equipment pursuant to section 3.18(b) of this Contract, the Lottery shall have an irrevocable, nonassignable, nontransferable and nonexclusive license to use GTECH developed software received by the Lottery from GTECH under this Contract in order to operate in Texas any equipment to be provided under this Contract by GTECH.

3.58     SANCTIONS AND REMEDIES SCHEDULE

         General. Section 2259.101 of the Texas Government Code requires that all state contracts contain a remedies schedule, a graduated sanctions schedule, or both. Pursuant to that statutory provision, sanctions and remedies will apply for the incidents specified in this section. The sanctions and remedies will be referred to as "sanctions." The sanctions refer to sections of the RFP where appropriate.

3.58.1 Assessment of Sanctions. Once the Texas Lottery has determined that sanctions are to be assessed, the Executive Director or Executive Director's designee may notify GTECH of the assessment(s). Failure to notify does not impact the Texas Lottery's assessment of sanctions and is not a condition precedent thereto. The Texas Lottery will withhold sanctions from payments to GTECH, or, if no payments are to be made, the Texas Lottery will make demand of payment of sanctions. GTECH must make payment within ten (10) days of the Texas Lottery's demand. In the event GTECH fails to pay within the ten (10) day period, the Texas Lottery may make a claim for payment against the Performance Bond, with or without notice to GTECH.

3.58.2 Failure to Assess Sanctions. The failure of the Texas Lottery to assess sanctions in any instance where the Texas Lottery is entitled to sanctions pursuant to the terms of this


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         Contract shall not constitute waiver in any fashion of the Texas
         Lottery's rights to assess sanctions.

3.58.3 Severability of Individual Sanctions Clause. If any portion of this sanctions provision is determined to be unenforceable, the other portions of this provision shall remain in full force and effect.

3.58.4 Failure to Permit an Examination, Produce Requested Records, Information, or Provide an Answer Timely. The failure of GTECH to permit an examination, produce requested records, information, or provide an answer timely as required by sections 3.27 and/or 3.28 of this Contract may result in GTECH being assessed sanctions in the amount of $5000 per day for each day the examination is not permitted, the records are not produced or the answer is not provided.

3.58.5 Failure to Timely File Quarterly Accounting Reports. The Failure of GTECH to timely file the quarterly summary of operational costs and information required by section 3.31 of this Contract may result in GTECH being assessed sanctions in the amount of $5000 a day for each day the quarterly accounting report or information is not filed.

3.58.6 Failure to Timely File Quarterly Contract Compliance Statement. The failure of GTECH to timely file a contract compliance statement as required by section 3.29 of this Contract may result in GTECH being assessed sanctions in the amount of $5000 a day for each day the statement is not filed.

3.58.7 Failure to Timely File Annual Compliance Report. The failure of GTECH to timely file an annual compliance report as required by section 3.30 of this Contract may result in GTECH being assessed sanctions in the amount of $5000 a day for each day the report is not filed.


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3.58.8   Failure to Disclose Litigation. The Failure of GTECH to disclose litigation as required by section 3.42 of this Contract may result in GTECH being assessed sanctions in the amount of $1000 per incident.

3.58.9 Failure to Obtain Prior Written Approval before Issuing News Release. The failure of GTECH to comply with the requirements of section 3.46 of this Contract regarding the issuance of news releases may result in GTECH being assessed sanctions in the amount of $100,000 per incident.

3.58.10 Failure to Notify Changes of Lobbyist Information. The Failure of GTECH to inform the Texas Lottery of any change of lobbyist information relevant to GTECH's Texas operations or interests as required by section 3.49 of this Contract may result in GTECH being assessed sanctions in the amount of $1000 per day for each day that the filing is delayed.

3.58.11 Failure to Cooperate Fully and in Good Faith in the Conversion to any New System. The failure of GTECH to cooperate fully, and in good faith, to assist to the extent reasonable and practical in the conversion to any new system as required by section 3.51 of this Contract may result in GTECH being assessed sanctions of $500,000 a week for each week, and pro rata for each day of the week, that GTECH fails to perform the services and provide the resources required by section 3.51 of this Contract.

3.58.12 Failure to Comply with the Terms of the Non-Disclosure Agreement. Any failure of GTECH, its agents and/or employees to comply with the terms of any non-disclosure agreement entered into as a result of this Contract may result in GTECH being assessed sanctions in the amount of $5000 per incident.

3.58.13 Purchase of Texas Lottery Tickets. Any failure of GTECH to comply with the requirement of section 3.54 of this Contract regarding the purchase of Texas Lottery


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         tickets may result in GTECH being assessed sanctions in the amount of
         $5000 per incident. While the prohibition against lottery purchases may extend to subcontractors providing services related to the ICS and to Central System repair and maintenance, GTECH will not be assessed sanctions under this section for noncompliance on the part of these subcontractors in cases where those subcontractors are not subsidiaries or affiliates of GTECH.

3.58.14 Failure to Timely Provide Annual Inventory Reports. The failure of GTECH to timely file an annual inventory report as required by section 6.2.2(b)(8) of the RFP may result in GTECH being assessed sanctions in the amount of $1000 a day for each day that the report is not timely filed.

3.58.15 Failure to Report Significant Incidents and Anomalies. The failure of GTECH to report all significant incidents and anomalies to the Executive Director or designee as required by section 3.64 of this Contract may result in GTECH being assessed sanctions in the amount of $1000 per day.

3.58.16 Failure to Attend a Promotional Event. The failure of GTECH to attend a scheduled promotional event on time and fully prepared to conduct the promotional event as required by sections 7.4 through 7.6 of the RFP may result in GTECH being assessed sanctions in the amount of $5000 per incident.

3.58.17 Failure to Maintain an Adequate Supply of On-Line Ticket and Mid-Range Terminal Roll Stock at Retailer Locations. If GTECH fails to supply sufficient paper for any Retailer terminal as required by section
         7.23.4 and 7.13.12 of the RFP, it may result in GTECH being assessed sanctions based at the rate of $25 per hour or fraction of an hour until the paper supply is replenished. The sanction applies per Retailer.

3.58.18 On-Line Terminal or Mid-Range Down Time in Excess of Time Permitted for Service Response. If GTECH fails to respond to Retailer calls for terminal maintenance and


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         correct terminal problems that affect the ability to sell or validate tickets, within four (4) hours of the time of the report, GTECH may be assessed thirty one percent (31%) of the average sales per day calculated over the last ten (10) like days. If GTECH fails to respond within eight (8) hours of the time of the report, GTECH may be assessed sixty two percent (62%) of the average sales per day calculated over the last ten (10) like days. A "like" day is a day that most reasonably approximates the expected sales level on the day the terminal problem occurred, taking into account such factors as proximity to major holidays, the size of the Lottery jackpot, and when the day falls during the week.

3.58.19 Failure to Notify the Texas Lottery of Visitors to the Instant Ticket Warehouse. The failure of GTECH to give the Texas Lottery 24 hours notice prior to access by any visitors to the Instant Ticket warehouses as required by section 8.4.5 of this Contract may result in GTECH being assessed $1000 per incident in sanctions.

3.58.20 Failure to Submit a Detailed Conversion Plan. The failure of GTECH to submit a detailed conversion plan to the Texas Lottery for approval no later than ninety (90) days after the Contract Award, or earlier as best efforts allow, may result in GTECH being assessed sanctions in the amount of $10,000 a day for each day that the detailed conversion plan is not submitted to the Texas Lottery. The detailed conversion plan must include acceptance testing and a security plan.

3.58.21 Lottery Gaming System Inability to Cash Winning Tickets at a Retailer Location. If the Lottery Gaming System will not cash tickets for any game due to a Lottery Gaming System problem, sanctions may be assessed at the rate of $1000 per minute after the first two (2) minutes such circumstance exists (referred to as "grace time"); provided, however, that GTECH will be granted a maximum of five (5) two-minute periods of grace time per week. This calculation will be made for each On-Line game affected and instant games. This sanction does not apply to a problem in the System caused by landline telecommunications subcontractors, or to subcontractors who are not


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         subsidiaries or affiliates of GTECH and who provide only
         telecommunications, facilities or utilities goods or services.

3.58.22 Lottery Gaming System Inability to Cash Winning Tickets at a Texas Lottery Claim Center. If any Texas Lottery claim center is unable to cash winning tickets and process a claim due to a Lottery Gaming System problem, sanctions may be assessed at the rate of $2000 per minute after the first two (2) minutes such circumstance exists (referred to as "grace time"); provided, however, that GTECH will be granted a maximum of five (5) two-minute periods of grace time per week. The maximum sanctions for one day will be $50,000. This sanction does not apply to a problem in the System caused by landline telecommunications subcontractors, or to subcontractors who are not subsidiaries or affiliates of GTECH and who provide only telecommunications, facilities or utilities goods or services.

3.58.23 Inability of the Lottery Gaming System to Confirm or Activate Instant Ticket Packs. If Texas Lottery Retailers are unable to confirm or activate Instant Ticket packs, sanctions may be assessed at the rate of $1000 per minute after the first two (2) minutes such circumstance exists (referred to as "grace time"); provided, however, that GTECH will be granted a maximum of five (5) two-minute periods of grace time per week. The maximum sanctions for one day will be $50,000. This sanction does not apply to a problem in the System caused by landline telecommunications subcontractors, or to subcontractors who are not subsidiaries or affiliates of GTECH and who provide only telecommunications, facilities, utilities and instant dispenser goods or services.

3.58.24 Inability of the Lottery Gaming System to Produce Accurate Terminal Reports. If Texas Lottery Retailers are unable to produce accurate terminal reports due to a Lottery Gaming System problem, sanctions may be assessed. If reports are unavailable, the rate will be $1000 per incident, for up to four (4) hours, thereafter $1000 per hour until the problem is fixed. If reports are inaccurate, the rate will be $5000 per incident, for up to four (4) hours, thereafter $5000 per hour until the problem is corrected.


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3.58.25  Inability of the Lottery Gaming System to Conduct Retailer, Licensing,
         Inventory, Reporting, or other Management Functions or Failure to Provide Daily Management Reports. If any Lottery Management functions are unavailable due to a vendor system problem, or daily system reports are unavailable, sanctions may be assessed at the rate of $1000 per hour. The first hour will be grace time, and GTECH shall be granted a maximum of three (3) one-hour grace periods per week.

3.58.26 Inability of the Internal Control System to Update Lottery Applications. If the Internal Control System fails to update Texas Lottery downstream applications prior to start of the normal Texas Lottery business day due to fault in the Lottery Gaming System or the ICS, sanctions may be assessed at the rate of $1000 per incident. If the problem exceeds four (4) hours, an additional $1000/hour for each hour the update is late will be assessed. This sanction shall not apply to a failure to update that occurs during implementation of a software download, enhancement or other modification, central system hardware change and/or Lottery Network change for which prior written approval has been obtained from the Texas Lottery.

3.58.27 Improperly Processed Packs of Instant Tickets. If GTECH improperly processes packs of Instant Tickets, GTECH may be assessed sanctions in the amount of $100 per pack of improperly processed Instant Tickets.

3.58.28 Instant Ticket Packs not Delivered to Texas Lottery Retailers. If any packs of Instant Tickets are not delivered to Texas Lottery Retailers as required by section 7.23 of the RFP, sanctions may be assessed against GTECH in the amount of $100 per pack of Instant Tickets not delivered.

3.58.29 Instant Ticket Packs not Returned to the Warehouse. If GTECH fails to return Instant Ticket packs to the warehouses as required by section
         7.22.6 of the RFP, sanctions may be assessed against GTECH in the amount of $100 per pack of Instant Tickets not returned to the warehouse.


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3.58.30  Damaged or Stolen Instant Ticket Packs. If GTECH damages any packs of
         Instant Tickets or if any tickets are stolen while tickets are in GTECH's care or custody, sanctions may be assessed against GTECH in the amount of $100 per pack.

3.58.31 Unassigned Packs of Instant Tickets Missing from the Warehouse. GTECH may be assessed sanctions in the amount of the face value of each pack of unassigned Instant Tickets missing from the warehouse.

3.58.32 LSR Failure to Visit Retailer. If GTECH fails to visit each Retailer as required by section 7.13.1 of the RFP and section 7.3 of this Contract, GTECH may be assessed sanctions in the amount of $50 for each missed visit.

3.58.33 Failure to Provide New Reports or System Enhancements. If GTECH fails to provide new reports, or management system enhancements as scheduled, sanctions may be assessed at the rate of $1000 per day that the new reports, or management system enhancements are late.

3.58.34 Failure to Provide New On-Line Games. If GTECH fails to implement any new On-Line games as scheduled, sanctions may be assessed at the rate of $100,000 per day that the new game is late in being implemented.

3.58.35 Failure to Notify the Texas Lottery of a Change in Financial Condition, or Change of Ownership. If GTECH fails to notify the Texas Lottery of a change in financial condition as required by section 4.3.2, or change of ownership or control as required by section 4.6 of this Contract, GTECH may be assessed sanctions in the amount of $1000 per incident.


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3.59     LIQUIDATED DAMAGES

3.59.1   It is agreed by the Texas Lottery and GTECH that:

         (a) If GTECH does not provide or perform the requirements referred to or listed in this Contract or fulfill the obligations of the Contract, damage to the Texas Lottery will result.

         (b) Establishing the precise value of such damages will be difficult and/or impossible to calculate.

         (c) The liquidated damage assessments herein represent a good faith effort to quantify the damages that could reasonably be anticipated at the time of the execution of the Contract. The damages provided in this section are just and reasonable.

         (d) Nothing in this section shall be construed as relieving GTECH from performing all Contract requirements whether or not said requirements are set forth herein. Moreover, the Texas Lottery reserves the right to enforce or to seek other remedies, without limitation, for failure to perform any contractual requirements.

         (e) The Executive Director may, therefore, in the Executive Director's sole discretion, deduct damages from the compensation otherwise due to GTECH. All assessments of damages shall be within the sole discretion of the Texas Lottery.

3.59.2 On-Line Game Unavailability. If any On-Line game is unavailable for sales due to a Lottery Gaming System problem, liquidated damages may be assessed. The first two (2) minutes of down time for sales will be grace time, up to a maximum of ten (10) minutes per week. Forty percent (40%) of the previous ten (10) week average per minute sales, for the same day and the same affected game, will be multiplied by the number of minutes of down time to compute liquidated damages. If the down time is within ten (10) hours of that game's drawing, a sixty percent (60%) factor will be used in lieu of forty percent. This calculation will be made for each affected On-Line game.


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3.59.3   Inability of the Texas Lottery Retailer Terminals to Communicate with the Lottery Gaming System. If Texas Lottery Retailer terminals are unable to communicate with the Lottery Gaming System due to a problem with GTECH's hardware or software, or the Lottery Gaming System is down, liquidated damages may be assessed. The rate will be forty percent (40%) of the average per minute sales of instant and On-Line sales for that day over the previous ten (10) weeks, times the number of minutes down. The first two (2) minutes will be grace time, up to a maximum of ten (10) minutes per week.

3.59.4   Maximum Daily Total for Sanctions and Liquidated Damages for Sections
         3.58.21 through 3.58.26 and Sections 3.59.2 and 3.59.3. The maximum daily sanctions for any combination of the sanctions listed in sections
         3.58.21 through 3.58.26 and liquidated damages in sections 3.59.2 and
         3.59.3 will be $250,000.

3.60     DISPUTE RESOLUTION

         The dispute resolution process provided for in Texas Government Code Chapter 2260 and 16 Texas Administrative Code Sections
         403.201-223 must be used by the Texas Lottery and GTECH to attempt to resolve all disputes brought by GTECH arising under this Contract.

3.61     CERTIFICATIONS

3.61.1 Pursuant to Texas Government Code Section 466.103, the Executive Director may not award a contract for the purchase or lease of facilities, goods or services related to lottery operations to a person who would be denied a license as a sales agent under Texas Government Code Section 466.155. GTECH must read and be familiar with Texas Government Code Section 466.155. A copy of Texas Government Code
         Section 466.155 is attached hereto as Attachment D. GTECH certifies that it has reviewed Texas Government Code Section 466.155 and would not be denied a license as a sales agent pursuant to said section.


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3.61.2   Under Section 231.006 of the Texas Family Code, the vendor or applicant, here, GTECH, certifies that the individual or business entity named in this Contract, bid or application is not ineligible to receive the specified grant, loan or payment and acknowledges that this Contract may be terminated and payment may be withheld if this certification is inaccurate.

3.62     CODE OF CONDUCT

         The Texas Lottery is an extremely sensitive enterprise because its success depends on preserving the public trust. Therefore, it is essential that its operation, and the operation of other enterprises which would be linked to it in the public mind, avoid not only impropriety, but also the appearance of impropriety, including any action that might diminish the average person's opinion or view of the integrity or security of the Texas Lottery. Because of this, GTECH shall:

         (a)  Offer goods and services only of the highest standards.

         (b) Use its best efforts to prevent the industry from becoming embroiled in unfavorable publicity.

         (c) Make sales presentations in a responsible manner and when it is felt necessary to point out the superiority of their goods or services over those of their competitors, to do so in such a manner as to avoid unfavorable publicity for the industry.

         (d) Avoid activities, operations, and practices that could be interpreted as improper and cause embarrassment to the Texas Lottery and/or to the industry.

         (e) Report security problems or potential security problems with any system supplied pursuant to this Contract immediately and only to the Texas Lottery.

         (f)  Otherwise comply with the State Lottery Act (TEXAS GOV'T CODE ch.
              466) and Texas Lottery rules and procedures.


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3.63     CONTACT WITH TEXAS LOTTERY EMPLOYEES

3.63.1 Except when circumstances require otherwise, employees of the Texas Lottery and employees, subcontractors and agents of GTECH should meet only at Texas Lottery headquarters.

3.63.2 Employees, subcontractors and agents of GTECH may not offer a gift or any other thing of value as defined by section 467.001 of the Texas Government Code to a Texas Lottery employee.

3.63.3 Employees, subcontractors and agents of GTECH may not socialize with any Texas Lottery employee.

3.64     INCIDENTS AND ANOMALIES

         All significant incidents and anomalies shall be reported verbally to the Executive Director or designee immediately and shall be reported in writing to the Executive Director or designee within one workday of the event. At a minimum, incident and anomaly reporting will include a description of the incident, its cause, and corrective action taken for each occurrence of system failure that affects the Texas Lottery, Lottery Retailers, or players; and each occurrence of operator error, deviation from established procedures and those items where sanctions or liquidated damages are applicable.

3.65     TRADEMARK AND SERVICE MARK SEARCH

         GTECH, at its expense, will conduct trademark and service mark searches for all new On-Line game names used during the Contract term and any extension of the Contract. GTECH, at its expense, will also timely register the name of said games used by the Texas Lottery in the name of the Texas Lottery.


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3.66     ATTACHMENT OF THIRD PARTY SYSTEMS, TERMINALS OR PRODUCTS

3.66.1 The Texas Lottery reserves the right to require GTECH to allow any required access to, and to provide support to, the Texas Lottery and to a Texas Lottery vendor or Retailer in attaching to the Lottery Gaming System or otherwise installing terminals, terminal peripherals, products, or systems other than those required by the Lottery Operator RFP.

3.66.2 GTECH must supply to the Texas Lottery specifications to permit other products other than products produced by GTECH to carry out all functions and capabilities required by the Texas Lottery. GTECH must provide required support and access to the Texas Lottery and to a Texas Lottery vendor or Retailer for additional products including, but not limited to, providing facilities and support to allow other parties to attach, install and/or test products. The Texas Lottery will monitor progress to ensure full cooperation.


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                                    PART IV

                              REQUIRED INFORMATION


4.1      STATEMENT OF UNDERSTANDING

         GTECH certifies that

              (i) GTECH has read the Texas Lottery Commission's RFP prior to proposal submission,

              (ii) GTECH understands the information contained within the RFP and in this Contract,

              (iii) GTECH has had an opportunity to consult with any experts it deems knowledgeable or helpful in any way,

              (iv) GTECH is a sophisticated business entity capable of analyzing the risks and potential benefits inherent in responding to the Texas Lottery RFP and in entering into this Contract,

              (v) GTECH has been and is represented by counsel of its choice,

              (vi) GTECH has fully investigated any facts that it deems relevant,

              (vii) GTECH is not under duress to respond to the Proposal or to enter into this Contract resulting from the Proposal, and

              (viii) after careful consideration and investigation, and after receiving the advice of counsel, GTECH has analyzed the risks associated with responding to the Texas Lottery RFP and with performing under this Contract resulting from the RFP, and GTECH has decided to accept such risks of its own free will in order to compete to obtain the benefits associated with this Contract.

         GTECH further acknowledges that the exercise by the Texas Lottery Commission of any of the rights or remedies specified hereunder, to which GTECH has not objected and negotiated out from inclusion in this Contract resulting from the Texas Lottery RFP based upon due process concerns, shall not in any way violate GTECH's rights of due process.


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4.2      BACKGROUND INFORMATION AND EXPERIENCE

         Section 4.3 of the RFP requires GTECH to disclose any personal or business relationship between the GTECH, the principals or any affiliate or subcontractor, with any employee or representative of the Lottery or its vendors. The RFP also required GTECH to disclose any such relationship that might be perceived or represented as a conflict. GTECH represents and warrants that it has made and shall continue to make all of these disclosures to the Texas Lottery for the entire term of this Contract and any extension periods. Failure to disclose any such relationship will be cause for contract termination.

4.3      FINANCIAL SOUNDNESS

4.3.1 The Texas Lottery reserves the right to require, at any time, any additional information necessary to determine the financial integrity and responsibility of the GTECH.

4.3.2 GTECH certifies that it will notify the Texas Lottery of a change in financial condition. If GTECH experiences a substantial change in its financial condition during the term of the Contract or any extension thereof, the Texas Lottery must be notified of the change in writing at the time the change occurs or is identified. Failure to notify the Texas Lottery of such substantial change in financial condition during the term of the Contract or any extension thereof will be sufficient grounds for terminating the Contract. For the purposes of this section, an example of a substantial change in financial condition may be any loss, cash flow loss from operations, loss of a major contract, or judgment in excess of $250,000.

4.4      BACKGROUND INVESTIGATIONS

         GTECH agrees that, during the term of the Contract and any renewal thereof, it shall be obligated to provide such information about its officers, directors, employees and owners,


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         as well as all information about its subcontractors' officers, directors, employees and owners, as the Texas Lottery may prescribe. GTECH also agrees that the Texas Lottery may conduct background investigations of such persons at GTECH's expense.

4.5      STAFFING PLAN

         The terms of the staffing plan provided in section 4.5 of GTECH's Proposal are hereby fully incorporated into this Contract.

4.6      RESUMES

         GTECH will immediately notify in writing the Texas Lottery of any changes of its key management, to include key Texas staff, including without limitation, the proposed site director, any subcontractors, temporary firms, subsidiaries, officers, directors, independent contractors to work on this Contract, and any shareholder holding more than ten percent (10%) of the stock in GTECH. The notification must include, without limitation, copies of resumes or job applications for all new employees in relation to this Contract.


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                                     PART V

                           HISTORICALLY UNDERUTILIZED
                   BUSINESS / MINORITY BUSINESS PARTICIPATION


5.1      INTRODUCTION

5.1.1 This section sets forth requirements that every proposal must meet in order to comply with the laws of the State of Texas and the rules of the Texas Lottery Commission regarding historically underutilized businesses ("HUBs"). The Texas Lottery is committed to promoting full and equal business opportunities for all businesses in State contracting in accordance with the goals specified in the State of Texas Disparity Study. The Texas Lottery has adopted administrative rules and policies relating to Historically Underutilized Businesses and minority businesses that encourage the use of HUBs/minority businesses through race-ethnic and gender-neutral means (Attachment A). Pursuant to the Texas Lottery's HUB rule, 16 Texas Administrative
         Code Section 403.301 and pursuant to Sections 2161.181-182 of the Texas Government Code and Section 466.107 of the Texas Government Code, the Texas Lottery is required to make a good faith effort to utilize HUBs and/or minority businesses in contracts for construction, services, including professional and consulting services, and commodity contracts.

5.1.2 The Statewide HUB participation goals, set by the General Services Commission (GSC) as a result of State of Texas Disparity Study are classified under the following categories:

                  (1)   heavy construction other than building contracts 11.9%;

                  (2)   building construction 26.1%;

                  (3)   special trade construction contracts 57.2%;

                  (4)   professional services contracts 20%;

                  (5) all other services contracts 33%; and (6) commodities contracts 12.6%.


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              (6) commodities contracts 12.6%

5.1.3 The Texas Lottery and GTECH shall make a good faith effort to meet or exceed the HUB/minority business participation goals listed above and assist HUBs in receiving a portion of the total contract value of this Contract.

5.1.4 The goods and/or services procured by this Contract are classified under "all other services contracts." The goal for this procurement is 33%.

5.1.5 It is the policy of the Texas Lottery to accomplish this goal either through contracting directly with HUBs/minority businesses or indirectly through subcontracting opportunities. The Texas Lottery's policy on the utilization of HUBs and minority businesses is related to all contracts with an expected value of $100,000 or more, and whenever possible, in contracts less than $100,000.

5.2      BUSINESS SUBCONTRACTING PLAN (BSP) PROCEDURES

5.2.1 The following procedures are specified by the Texas Lottery's rule relating to HUBs, 16 Texas Administrative Code Section 403.301, which adopts the General Services Commission's ("GSC's") rules relating to HUBs. If there are any discrepancies between 16 TAC 403.301 and this plan, the rule shall take priority.

5.2.2 The Texas Lottery determined that subcontracting opportunities are probable under this Contract.


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5.3      BUSINESS SUBCONTRACTING PLAN (BSP) INCORPORATED INTO CONTRACT

5.3.1 Because the Texas Lottery has determined that subcontracting opportunities are probable, GTECH included a BSP with its response. The criteria and procedures for developing the BSP were included in the RFP as well as the evaluation criteria.

5.3.2 GTECH's BSP has been evaluated and accepted by the Texas Lottery. The BSP is a part of this Contract.

5.3.3 No changes shall be made to an accepted subcontracting plan prior to its incorporation into the contract.

5.4      CHANGES TO THE BSP AFTER A CONTRACT HAS COMMENCED

         No changes shall be made to the subcontracting plan until after the Contract has commenced, and then only as authorized by the Texas Lottery. If at any time during the term of the Contract, GTECH desires to make any changes to the approved BSP, such proposed changes must be received in writing for prior review and approved by the Texas Lottery before changes will be effective under the Contract. GTECH must comply with provisions of the Contract, relating to developing and submitting a subcontracting plan in order to substitute work or a subcontractor prior to any alternative under the subcontracting plan. The Texas Lottery shall approve changes by Contract amendments. The reasons for amendments shall be recorded in the procurement file.

5.5      REPORTING AND COMPLIANCE WITH THE BSP

5.5.1 GTECH shall maintain payment documentation and business records documenting its compliance with the BSP. During the term of this Contract, the Texas Lottery shall


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         determine whether the value of the subcontracts to HUBs/minority businesses meets or exceeds the HUB/minority business subcontracting provisions specified in the Contract.

5.5.2 Texas Lottery staff will monitor GTECH for compliance from the date of award to the completion of the Contract. GTECH shall report to the Texas Lottery on a monthly basis (10th day of each month), or as requested, the identity and amount paid to each Historically Underutilized Business (HUB) to whom GTECH has awarded a subcontract for the purchase of services, supplies, materials and equipment, provided that payment was made to a historically underutilized business in the month to be reported. The Texas Lottery shall maintain documentation of GTECH's efforts in the Texas Lottery's contract compliance file. GTECH shall provide ATTACHMENTS C-1 AND C-2.

5.5.3 ATTACHMENT C-1 is the Progress Assessment Report (HUB-PAR) Documentation of Work Subcontracted during the reporting period. This attachment is used to report identification of subcontractors and the amount paid to all subcontractors, including HUBs, in accordance with the BSP. Identify HUBs by indicating Yes or No and include a copy of the General Services Commission (GSC) HUB Certificate.

5.5.4 ATTACHMENT C-2 is the HUB/Minority Business Non-Subcontractor Affidavit confirming that no subcontracting has occurred during the reporting period. This attachment is used to affirm to the Commission that all subcontracting opportunities are performed with GTECH's employees and resources, and without any subcontractors, in accordance with the BSP. If contractors have been used, GTECH must identify all subcontractors used in the Contract.

5.5.5 If GTECH fails to fulfill the BSP specified in the Contract, the Texas Lottery shall notify GTECH of any deficiencies. The Texas Lottery shall give GTECH an opportunity to submit documentation and explain to the Texas Lottery why the failure to fulfill the BSP should not be attributed to a lack of good faith effort by GTECH. In determining whether GTECH made the required good faith effort, the Texas Lottery may not consider the


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         success or failure of GTECH to subcontract with HUBs/minority businesses in any specific quantity. The Texas Lottery's determination is restricted to considering factors indicating good faith including, but not limited to, the following:

         (a) Whether GTECH gave timely notice to its subcontractors regarding the time and place of the subcontracted work.

         (b) Whether GTECH facilitated access to the work-site, provided electrical power and other necessary utilities.

         (c) Whether documentation or information was provided that included potential changes in the scope of contract work.

5.5.6 If a determination is made that GTECH failed to implement the BSP in good faith, the Texas Lottery, in addition to any other available remedies, may report nonperformance to the General Services Commission in accordance with 1 Texas Administrative Code, Chapter 113, Subchapter F (relating to "Vendor Performance and Debarment Program").

5.5.7 GTECH must rectify any deficiencies of the BSP prior to the next reporting period.


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                                    PART VI

                              LOTTERY GAMING SYSTEM


6.1      PROVISIONS OF CONTRACT

6.1.1 The Lottery Gaming System and the Lottery Management System capabilities, requirements and performance standards are addressed by the RFP. Part VI of the RFP is made part of this Contract in its entirety. The systems, specifications, and performance standards, options and other requirements that are the subject of this Contract are those that are described or invited, or otherwise referred to in the RFP.

6.1.2 GTECH has committed to provide the System and functionality described in its Proposal and to meet the Lottery's requirements. Part VI of GTECH's Proposal is hereby incorporated in its entirety into this Contract. GTECH is required to provide the goods, services, systems, support, and options described in its Proposal according to the terms and criteria explained therein, including any enhanced functionality that exceeded the requirements of the RFP, unless specifically excused in writing by the Executive Director.

6.2      RFP GOVERNS

         In the event that there is a conflict between the terms of the RFP (as defined in the Glossary of Terms to this Contract) and the GTECH Proposal regarding the services, performance, requirements, specification or any other matter relating to the Gaming System, the terms of the RFP will control.


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                                                           LOTTERY GAMING SYSTEM
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6.3      EXCEPTIONS AND MODIFICATIONS

         The System to be provided must meet the terms of the RFP and GTECH's Proposal in all respects. The only respects in which the System may differ from the RFP or the Proposal are those specifically provided for in this section.

6.3.1 The initial number of Mid-Range Specialty Terminals of the type called for in section 6.13 of the RFP and to be provided by GTECH as described in its Proposal shall be two thousand five hundred (2,500). GTECH must supply additional terminals for training, testing and spares as appropriate.

6.3.2 Section 6.3.2 of the RFP is modified to accommodate the higher number of terminals. The system must initially be capable of supporting sixteen thousand five hundred (16,500) On-Line retailer terminals and two thousand five hundred (2,500) Mid-Range Specialty Terminals.

6.3.3 Section 6.14 of the RFP is modified to provide that the Texas Lottery has the right, at its sole option, to increase the total number of On-Line terminals (16,500) by ten percent (10%) at no additional cost to the Texas Lottery, installed within 90 days of a request for the terminals by the Texas Lottery. Additional terminals will be available on the basis specified in Part X of this Contract.

6.3.4    Terminal Optimization Plan.

6.3.4.1 The Texas Lottery and GTECH agree to develop a Terminal Optimization Plan. The general purpose of the Terminal Optimization Plan is to promote efficiency and reduce costs under this Contract while fully meeting the Texas Lottery's need for such terminals as those needs are expressed by the Texas Lottery. For instance, the plan will avoid excess inventory levels by possibly delaying production of some of the terminals required under this Contract until the Texas Lottery determines that the


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                                                           LOTTERY GAMING SYSTEM
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[TEXAS LOTTERY LOGO]


         terminals are needed. In no case will the Terminal Optimization Plan allow excuse or delay in providing terminals to the Retailers or to the Texas Lottery or otherwise excuse any failure to furnish terminals as directed by the Texas Lottery according to the terms of this Contract.

6.3.4.2 It is in the Lottery's discretion to decide the terms upon which the Terminal Optimization Plan will be implemented and to establish the criteria for the Terminal Optimization Plan.

6.3.4.3 GTECH shall inform Retailers of the Plan and explain the benefits of the plan to the Retailers.

6.3.5    Display Units/Retailer On-Line Terminal Attachments

6.3.5.1 The requirements of section 6.11.3.2 of the RFP are modified to require that GTECH will install up to fifteen thousand (15,000) Accuview Vacuum Fluorescent Display (VFD) on those retail terminals that face the playing public. If there is any uncertainty regarding whether a particular terminal faces the public, the Texas Lottery will make the determination and has the final word on whether an Accuview VFD will be installed.

6.3.5.2 GTECH will install, or reinstall, and maintain the Starlight LED programmable message display for each On-line terminal for the term of this Contract. Each On-line terminal will have a display unless the Retailer rejects the display. GTECH may use the displays existing at the time of Contract execution, of which there are approximately seven thousand (7,000), to meet this requirement.

6.3.6    Central Computer System

         GTECH must provide the Internal Control System, fully operational according to section 6.7 of the RFP, by September 1, 2002. GTECH must provide an entirely new Central Computer and Backup System, to be finally implemented and operational not


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                                                           LOTTERY GAMING SYSTEM
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         later than March 1, 2008, and until that time, the central computer system and backup system provided by GTECH pursuant to the terms of the Existing Contract as of the date this Contract is executed by the parties will continue to be provided. Not later than March 1, 2007, GTECH must provide, for the Texas Lottery's review and approval, the information required by sections 6.1.3, 6.1.4 and 6.1.5 of the RFP pertaining to the Central Computer and Backup System to be installed.
         At a minimum, the new Central Computer and Backup System must meet the requirements of the RFP.


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                             PART VI
                                                           LOTTERY GAMING SYSTEM

[TEXAS LOTTERY LOGO]



                                    PART VII

                               SALES AND MARKETING


7.1      PROVISIONS OF CONTRACT

7.1.1 The RFP requested a variety of services from each Proposer. The general areas of responsibility and statements of goals were provided to clarify the Texas Lottery's intent and to provide each Proposer with guidance regarding the options that may exist for the performance of the services requested. While GTECH is obligated to provide all of the services requested in the RFP and described in its Proposal, it is in the Lottery's sole discretion to determine which services will be implemented.

7.1.2 Part VII of the RFP, including the areas of responsibility, services and the goals stated therein are incorporated into this Contract into their entirety.

7.1.3 Part VII of GTECH's Proposal is incorporated into the terms of this Contract. GTECH is required by this Contract to implement any and all of the plans to promote and market Lottery products and to provide the support, equipment, options and other goods and services proposed in its Proposal, on the terms proposed, at the time and manner that the Texas Lottery may direct, in its discretion.

7.2      CONTRACT GOVERNS OVER RFP; RFP GOVERNS OVER PROPOSAL

         In the event of a conflict or discrepancy between the terms of the RFP (as defined in the Glossary of Terms to this Contract) and the provisions of the Proposal, the terms of the RFP control. In the event that a specific term of the Contract conflicts with a specific term of the RFP, the specific term of the Contract controls.


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                                                               SALES & MARKETING
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[TEXAS LOTTERY LOGO]


7.3      EXCEPTIONS

         GTECH is obligated to provide all of the services requested in the RFP and described in its Proposal, but it is in the Lottery's sole discretion to determine which services will be implemented. The only respects in which GTECH's marketing services, support and functions may differ from the RFP or the Proposal are those specifically provided for in this section.

7.3.1 Section 7.13.1 of the RFP is amended to require that GTECH visit once per month those Retailers who use only a Mid-Range Specialty Terminal. All other requirements for Field Staff remain the same.


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                            PART VII
                                                               SALES & MARKETING

[TEXAS LOTTERY LOGO]



                                   PART VIII

                                   FACILITIES


8.1      FACILITIES

8.1.1 GTECH shall be responsible for the design and build out of its operating facilities including Primary and Back-Up data centers, Instant Ticket warehouses, other warehouses and field offices. The primary and back-up data centers must have the appropriate power protection, "conditioned" power, fire suppression, and HVAC suitable to a high availability, high security data center. GTECH will also provide the necessary level of security and environmental soundness.

8.1.2 All GTECH facilities must meet or exceed State and local building codes, including but not limited to, specifications to meet the Americans with Disabilities Act (ADA) requirements. GTECH will also comply with the regulations of the National Fire Prevention Association
         (NFPA) in planning and building facilities. GTECH is responsible for obtaining all necessary permits and inspections.

8.1.3 Storage in Warehouses. Warehouse space must be provided to the Texas Lottery as required in each district office for storage of promotional items.

8.2      PRIMARY DATA CENTER REQUIREMENTS

8.2.1 The Primary Data Center is to be established in the Austin, Texas area. All construction, operation, and maintenance costs of the Primary and Back-Up Data Centers are GTECH's responsibility. GTECH shall not change the location of any facility without the written consent of the Texas Lottery. Approval of a selected site by the Texas Lottery shall not confer any liabilities upon the Texas Lottery should the site ultimately prove


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                                                                      FACILITIES

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[TEXAS LOTTERY LOGO]


         unsatisfactory. Within the primary site there must be dedicated secure office space, approved by the Texas Lottery, for a minimum of two Texas Lottery system administration staff, and for a minimum of one Texas Lottery games compliance staff person. This office space must be fully furnished with appropriate furniture (i.e. desks, file cabinets, storage racks, office chairs, etc.). Any and all construction or build out plans for both computer facilities must be approved by the Texas Lottery in advance.

8.2.2    The safety, security and environmental components outlined in section
         8.2.1 of GTECH's Proposal shall be provided and maintained for the Primary and Backup facilities.

8.2.3 A written disaster recovery plan must be submitted for Texas Lottery approval within ninety (90) days of the Contract Award. In the event of a disaster at the Texas Lottery headquarters, the Primary Data Center will be used to support basic ongoing Texas Lottery management functions. GTECH must provide back up personal computer terminals for use by the Texas Lottery in the event of disaster recovery. The recovery environment must be incorporated within the primary site and must support a minimum of fifteen (15) Texas Lottery staff.

8.3      BACK-UP DATA CENTER

         GTECH's Back-Up Data Center will be located within the State of Texas at a location approved by the Texas Lottery. The Back-Up Data Center is to be established in a separate LATA from the primary site. The primary and back-up data centers will each have the capability to provide full support for all On-Line and instant game functions, including sales, validations, reporting and Lottery Management functions. Once each month the Lottery Gaming System must be operated from the Back-Up Data Center. Otherwise, the Back-Up Data Center may be operated "lights out."


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                                                                      FACILITIES
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[TEXAS LOTTERY LOGO]


8.4      INSTANT TICKET WAREHOUSE

8.4.1 GTECH must fulfill warehousing requirements by providing a single secured central distribution center located in Austin, Texas, and one or two other warehouses located elsewhere in Texas. All shipping, receiving and distribution functions for Instant Tickets must be performed only from the central distribution center in Austin, unless otherwise agreed to by the Texas Lottery in writing. Other secured warehousing facilities are required in other areas of the state for certain functions including possible storage of Instant Tickets, ticket stock and playslips. The storage spaces available at these locations will be accessible by lottery sales representatives and other authorized GTECH and Lottery personnel. The storage and access will ensure that the supplies needed by lottery Retailers are always at hand.

8.4.2 At a minimum, the central distribution warehouse in Austin must be adequate for the storage of one billion (1,000,000,000) instant game tickets regardless of ticket size and a sixty (60) day supply of secure On-Line Ticket stock and On-Line playslips at any one time. Tickets will be stored in double-stacked pallets on the warehouse floor. The warehouse will allocate more than 40,000 square feet for instant ticket storage. Additionally the central distribution warehouse must contain a minimum of 10,000 square feet of secured space for use by the Texas Lottery, exclusive of warehouse space for storing Instant Tickets, On-Line Ticket stock, On-Line playslips and other materials. Within these 10,000 square feet there must be Texas Lottery secured caged areas for returned partial packs and other returned tickets; storage of closed game returned tickets; and dedicated secure office space, approved by the Texas Lottery, for a minimum of two Texas Lottery games compliance staff. This office space must be fully furnished with appropriate furniture (i.e., desks, file cabinets, storage racks, office chairs, etc.).

8.4.3 Tickets for all games may be required to be stored in segregated areas depending on game status. At the Lottery's request, GTECH will segregate the storage of certain instant game tickets depending on the status of the tickets or other variable. GTECH will


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                                                                      FACILITIES

[TEXAS LOTTERY LOGO]


         provide separate storage areas for returned tickets, lost or damaged tickets, and tickets from closed games.

8.4.4 GTECH must implement physical inventory procedures to be used in the Instant Ticket warehouse facility that assure a standard for inventory control of 100% reconciliation by pack and ticket for Instant Tickets and by roll stock identification number for On-Line stock, between computer system and physical inventories at all ticket storage warehouses.

8.4.5 The Texas Lottery must be given twenty-four (24) hours notice prior to access by any visitors to the Instant Ticket warehouse. No filming or pictures of the Instant Ticket warehouse's interior will be allowed unless written approval is received from the Texas Lottery.

8.5      FIELD OFFICES (SALES AND SERVICE FACILITIES)

         GTECH shall provide the facilities, the functions to be supported, accommodations for proposed sales/service staff and warehousing capacity that assure lottery Retailers excellent proximity to GTECH sales personnel and to the supplies they need to maintain maximum sales levels. GTECH must assure proper location and types of facilities that would be required to support the field organization.

8.6      ACCESS SECURITY AT COMPUTER SITE AND OTHER FACILITIES

8.6.1 GTECH must submit a detailed security plan to the Texas Lottery for approval no later than ninety (90) days after the Contract Award, or earlier as best efforts allow. At a minimum, the security plan must include the following sections:

         (a)  Business Impact Analysis

         (b)  Risk, Threat and Vulnerability Analysis


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                                                                      FACILITIES
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         (c)  Security Strategy

         (d)  Personnel Security Practices

         (e)  Physical Security

         (f)  Data Security

         (g)  Telecommunications Operational and Physical Security

         (h)  Telecommunications Access Security

         (i)  Protection of Software and Other Copyrighted Material

         (j)  Plan Evaluation

         (k)  Security Awareness/Training

         (l)  Plan Maintenance

         (m)  Hours of Operations.

8.6.2 The security plan shall not be put into effect without Texas Lottery approval. At any time at the request of the Lottery, the security plan must be provided to the Texas Lottery in hard copy and electronic format regardless of whether the plan has been approved by the Lottery.

8.6.3 The security plan will cover all facilities utilized for the benefit of the Texas Lottery, including the primary and backup data centers, sales offices, and warehouse and maintenance spaces.

8.7      ADDITIONAL NECESSARY ITEMS FOR GTECH'S FACILITIES

         GTECH must provide any other significant services, procedures, materials, supplies, programs, policies, equipment, facilities, etc., necessary for the successful daily operation of these requirements, even though there are no specific requirements for those items listed in the RFP or in this Contract. GTECH is not released from the responsibility of providing all needed items to make the proposed facilities successful.


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                           PART VIII
                                                                      FACILITIES

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[TEXAS LOTTERY LOGO]



                                    PART IX

                                 CONVERSION PLAN


9.1      CONVERSION PLAN

9.1.1 Part IX of the RFP is made a part of this Contract in its entirety. The Conversion Plan must minimize conversion risks and maintain good Retailer relations.

9.1.2 GTECH will implement the "Modified Big Bang Conversion" that it explained and recommended in Part IX of its Proposal, subject to final approval of the plan by the Texas Lottery. All of Part IX of the GTECH Proposal relating to the Modified Big Bang Conversion plan is hereby incorporated into the terms of this Contract.

9.1.3 GTECH must provide a conversion plan and time chart (Gantt, PERT, or similar) identifying the major milestones to be accomplished for the construction, equipment delivery, software programming, installation and testing of the new System.

9.1.4 GTECH must submit a finalized detailed conversion plan to the Texas Lottery for review and approval no later than ninety (90) days after the Contract Award, or earlier as best efforts allow. At a minimum, the conversion plan must include acceptance testing and a security plan.

9.1.5 The final conversion plan is subject to approval by the Texas Lottery. The Lottery may approve all or part of the plan. Any part of the conversion plan, or any conversion plan, which is not approved by the Lottery shall, within three weeks of the Lottery's disapproval, be reformulated jointly by GTECH and the Lottery. If the contents of the plan have not been accepted in whole or in part by the end of such three week period, then the Texas Lottery may dictate any and all open provisions or terms of the plan.


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                             PART IX
                                                                 CONVERSION PLAN
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[TEXAS LOTTERY LOGO]


9.1.6 The GTECH shall provide Texas Lottery with licensed copies of the project management software to enable Texas Lottery staff to monitor and maintain project management schedules.

9.2      INSTALLATION AND ACCEPTANCE TESTING

9.2.1 The Texas Lottery will conduct a series of acceptance tests. GTECH shall fully support the Lottery's acceptance testing. To support acceptance testing, GTECH must have the central site facilities, computer hardware, communications hardware, software, and at least six
         (6) test Retailer Terminals representing each planned retailer terminal type with appropriate attachments, and six (6) Management Terminals, installed and operational for integration, system and acceptance testing prior to the scheduled conversion. The Back-up Data Center and ICS must also complete successful acceptance testing before conversion.

9.2.2 GTECH shall conduct its own testing procedures and support the Texas Lottery's acceptance testing in the manner specified in part IX of the Proposal.

9.3      PROJECT REPORTING AND MONITORING

         The project team structure and process that GTECH proposed to facilitate Texas Lottery oversight of the conversion must be implemented. Regular reporting, walkthroughs, and project status meetings are required.

9.4      VALIDATION AFTER CONVERSION

         GTECH must accommodate validation of winning tickets that have been sold prior to the conversion, either by reading the bar code or by accepting manual entry of the "old"


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                             PART IX
                                                                 CONVERSION PLAN

[TEXAS LOTTERY LOGO]


         winning ticket's serial number. The goal, both during conversion and after, is to minimize confusion and effort for the customers and Retailers.


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                             PART IX
                                                                 CONVERSION PLAN

[TEXAS LOTTERY LOGO]



                                     PART X

                                      COST

10.1     INTRODUCTION

         GTECH's payment will be based on the specified percentages of Sales processed by the Lottery Gaming System.

10.2     GENERAL

         All Equipment referred to in this Part X must meet the requirements spelled out in the RFP and the descriptions provided in the Proposal for that type of equipment.

10.3     BASE SYSTEM AND SERVICES PRICING

         The following items are available on the terms stated below as a percentage of Sales. Sales are defined as sold tickets processed by the Lottery Gaming System, less any tickets that have been canceled, returned and less any promotional tickets or promotional coupons subject to the exclusion set forth in section 10.6.3 of the RFP. "Base System and Services" includes any and all requirements, goods and services described in the Request for Proposals that are not specified as an "option" in sections 10.6, 10.7 and 10.8 of the RFP.


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

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[TEXAS LOTTERY LOGO]


10.3.1 GTECH will receive no compensation under this Contract prior to a successful conversion. This conversion period is expected to last approximately twelve (12) months.

         Price Quoted as a Percentage of Sales:

              Years two (2) through six (6) of the base period: 2.6999%

10.3.2   Extension Periods  - Four (4) One (1) Year Extensions

         Price Quoted as a Percentage of Sales:

              Year One (1) of the extension period:   2.6999%

              Year Two (2) of the extension period:   2.6999%

              Year Three (3) of the extension period: 2.6999%

              Year Four (4) of the extension period:  2.6999%

10.4     TEXAS LOTTERY-SPECIFIED OPTIONS

         The following options are available to the Texas Lottery on the terms stated. The "unit cost" is a one-time fee that is for the use of the terminal for the remainder of the Contract.

10.4.1 Additional On-Line Terminals including requirements described in sections 6.10.1 and 6.11 of the RFP.

         Per Unit Cost when ordered in batches of at least one hundred (100) = $5,990.00

10.4.2 Additional Mid-Range terminals, including requirements described in sections 6.10.1 and 6.13 of the RFP.

         Per Unit Cost when ordered in batches of at least one hundred (100) = $2,264.00


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                                                                            COST

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[TEXAS LOTTERY LOGO]


10.4.3   Non-Terminal Transactions

         Lottery transactions that do not involve Lottery terminals, such as internet sales transactions, are available at the Lottery's option at the price stated below. GTECH will not be paid under the Base System and Services Pricing for these transactions.

              Price: 2.6999% OF SALES

10.5     TEXAS LOTTERY-INVITED OPTIONS

         The "unit cost" is a one-time fee that is for the use of the terminal for the remainder of the Contract.

         NOTE: TBD IS DEFINED AS "TO BE DETERMINED." GTECH WILL PROVIDE PRICING ON THESE OPTIONS UPON RECEIVING COMPLETE REQUIREMENTS AND SPECIFICATIONS.

10.5.1 Self-Service Validator Terminal as described in section 6.16 of the RFP. Include installation and service.

              Per Unit Cost when ordered in batches of at least five hundred
              (500) = $4,305.00

10.5.2 In-Lane Terminals as described in section 6.15 of the RFP. Include installation and service.

              Per Unit Cost when ordered in batches of at least one hundred
              (100) = $11,085.00

              NOTE: Due to various upfront, one time costs (i.e. software), orders in higher quantities will yield lower prices, please see GTECH's Offered Options for higher quantity pricing.

10.5.3 Player-Activated Terminals as described in section 6.17 of the RFP. Include installation and service.

              Per Unit Cost when ordered in batches of at least fifty (50) = $15,372.00


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                                                                            COST

[TEXAS LOTTERY LOGO]


10.5.4 Self-Service Outdoor Terminals as described in section 6.18 of the RFP. Include installation and service.

              Per Unit Cost when ordered in batches of at least fifty (50) =
              $TBD

10.5.5   Smart Card Reader as described in section 6.11.2.9 of the RFP.

              Per Unit Cost when ordered in batches of at least five hundred
              (500) = $946.00

10.5.6 Hand Held Wireless Terminals as described in section 6.19 of the RFP. Include installation and service.

              Per Unit Cost when ordered in batches of at least twenty (20) =
              $TBD

10.5.7   A scanner capable of reading up to A4 size documents as described in section 6.11.2.15 of the RFP. Include installation and service.

              Per Unit Cost when ordered in batches of at least five hundred
              (500) = $N/A

              Note: This device is available only on the Altura Terminal and is included in the price for Altura under "Offered Options".

10.5.8 If the proposed On-Line terminal is not a PC based terminal, a PC based terminal may be proposed as an invited option. Indicate the price difference, if any, over the base terminal.

         $TBD

10.5.9 The Lottery may permit the back-up data center, located in the State of Texas, to be shared with other lotteries. If this option is exercised, indicate the reduction in cost to the Texas Lottery. The Proposer may express the price in terms it thinks appropriate.

         $TBD

         NOTE: GTECH has had discussions with several Lottery customers regarding the co-location of their data centers with the back-up data center in Texas, but has not received


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         any commitments. GTECH will continue to explore the possibilities and will discuss any cost reductions with the Texas Lottery when final commitments are made.

10.6     OFFERED OPTIONS

         GTECH is proposing the following offered options:

Altura Terminal (Ref. RFP Section 6.10 & 6.11) (per batches of 100)       $7980.00 per unit
ITVMs (Ref. RFP Section 6.20) Per instant ticket sales through ITVMs      3.254% plus the base rate
Aladdin (Ref. RFP Section 6.20)                                           $TBD
Magstripe/Smartcard Reader (Ref. RFP Section 6.20)                        $946.00 per unit
Next Vision (Ref. RFP Section 6.20)                                       $TBD
Retailer Connect (Ref. RFP Section 7.16)                                  $TBD
Internet Wagering (Ref. RFP Section 7.2.4)                                $TBD
Monitor Games (Keno & Hot Trax) (Ref. RFP Section 7)                      $TBD Hardware
                                                                          $TBD Software
Auto Cashing (Ref. RFP 6.21.3)                                            $TBD
1,000 EZ Express Units (Ref. RFP Section 6.17)                            $14,644.00
Includes Installation and Maintenance                                     per unit
1,000 In-Lane terminals (Ref. RFP Section 6.15)                           $4,772.00
Includes Installation and Maintenance                                     per unit

10.7     SUBCONTRACTING

         GTECH will enter a subcontract with each of the following entities. The name of the entity, the estimated dollar amount of the contract with the entity, and the estimated percentage of the total contract amount that the subcontract represents is given for each entity.

         1. Name of Subcontractor: CONVENIENCE OFFICE SUPPLY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $15,000.


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                                                                            COST

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[TEXAS LOTTERY LOGO]


         Estimated percentage amount of contract with subcontractor/supplier:
         0.0034%

         2. Name of Subcontractor: LASER RECHARGE OF TEXAS

         Estimated dollar amount of contract with the subcontractor/supplier:
         $2,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0005%

         3. Name of Subcontractor: HURRICANE OFFICE SUPPLY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $48,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0110%

         4. Name of Subcontractor: ACTION LASER INC.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $1,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0002%

         5. Name of Subcontractor: WORTHINGTON PAPER CO. INC.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $157,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0359%

         6. Name of Subcontractor: BUSINESS ASSETS


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         Estimated dollar amount of contract with the subcontractor/supplier:
         $25,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0057%

         7. Name of Subcontractor: JUST OFF THE SQUARE PRINTING

         Estimated dollar amount of contract with the subcontractor/supplier:
         $1,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0002%

         8. Name of Subcontractor: PROFORMA DIVERSIFIED CORPORATE SOLUTIONS

         Estimated dollar amount of contract with the subcontractor/supplier:
         $5,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0011%

         9. Name of Subcontractor: OCANAS PRINTING COMPANY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $2,300,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.5263%

         10. Name of Subcontractor: R C P S

         Estimated dollar amount of contract with the subcontractor/supplier:
         $3,300.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0008%

         11. Name of Subcontractor: MELTON GRAPHIC MARKETING & PACKING


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         Estimated dollar amount of contract with the subcontractor/supplier:
         $15,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0034

         12. Name of Subcontractor: HURRICANE OFFICE SUPPLY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $4,800.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0011%

         13. Name of Subcontractor: INTERNATIONAL AG ENTERPRISES

         Estimated dollar amount of contract with the subcontractor/supplier:
         $100,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0229%

         14. Name of Subcontractor: BUSINESS ASSETS, INC.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $2,400.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0005%

         15. Name of Subcontractor: WORTHINGTON PAPER CO. INC.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $156,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0357%


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         16. Name of Subcontractor: TAPE SOLUTIONS, INC.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $22,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0005%

         17. Name of Subcontractor: NOW PACKAGING COMPANY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $1,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0002%

         18. Name of Subcontractor: MARTINEZ SALES

         Estimated dollar amount of contract with the subcontractor/supplier:
         $3,500.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0008

         19. Name of Subcontractor: HURRICANE OFFICE SUPPLY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $48,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0110%

         20. Name of Subcontractor: VIA TECHNOLOGY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $12,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0027%


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         21. Name of Subcontractor: CSG/COMPUTER SUPPORT GROUP

         Estimated dollar amount of contract with the subcontractor/supplier:
         $25,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0057%

         22. Name of Subcontractor: PROFORMA DIVERSIFIED CORPORATE SOLUTIONS

         Estimated dollar amount of contract with the subcontractor/supplier:
         $5,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0011%

         23. Name of Subcontractor: CROWN COMPUTER SUPPLIES INC.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $3,300.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0008%

         24. Name of Subcontractor: APPLIED DATA RESOURCES

         Estimated dollar amount of contract with the subcontractor/supplier:
         $136,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0311%

         25. Name of Subcontractor: CONVENIENCE OFFICE SUPPLY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $5,000.


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         Estimated percentage amount of contract with subcontractor/supplier:
         0.0011%

         26. Name of Subcontractor: CLASSIC AIRE

         Estimated dollar amount of contract with the subcontractor/supplier:
         $21,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0048%

         27. Name of Subcontractor: ALVIN J. HALL

         Estimated dollar amount of contract with the subcontractor/supplier:
         $91,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0208%

         28. Name of Subcontractor: RZ & ASSOC. INC.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $44,000

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0101%

         29. Name of Subcontractor: M PRODUCTIONS

         Estimated dollar amount of contract with the subcontractor/supplier:
         $54,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0124%

         30. Name of Subcontractor: AMERITEX GUARD SERVICES

         Estimated dollar amount of contract with the subcontractor/supplier:
         $137,000


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         Estimated percentage amount of contract with subcontractor/supplier:
         0.0314%

         31. Name of Subcontractor: TEMPO SAFETY COMPLIANCE & SUPPLY

         Estimated dollar amount of contract with the subcontractor/supplier:
         $1,600

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0004%

         32. Name of Subcontractor: SILVER & ASSOC.

         Estimated dollar amount of contract with the subcontractor/supplier: $ 500.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0001%

         33. Name of Subcontractor: TIDY TEMPORARIES.

         Estimated dollar amount of contract with the subcontractor/supplier:
         $21,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0048%

         34. Name of Subcontractor: GAY GILLEN TRAVEL

         Estimated dollar amount of contract with the subcontractor/supplier:
         $155,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0355%

         35. Name of Subcontractor: MARTINEZ JANITORIAL SERVICES


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         Estimated dollar amount of contract with the subcontractor/supplier:
         $2,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0005%

         36. Name of Subcontractor: BRIGHTWAY BUILDING MAINTENANCE

         Estimated dollar amount of contract with the subcontractor/supplier:
         $10,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0023%

         37. Name of Subcontractor: ROYAL JANITORIAL SERVICE

         Estimated dollar amount of contract with the subcontractor/supplier:
         $4,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0009%

         38. Name of Subcontractor: AZTEC FACILITY SERVICES

         Estimated dollar amount of contract with the subcontractor/supplier:
         $13,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0030%

         39. Name of Subcontractor: S & K CLEANINGS SPECIALISTS

         Estimated dollar amount of contract with the subcontractor/supplier:
         $23,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0053%

         40. Name of Subcontractor: DSS SERVICES


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]


         Estimated dollar amount of contract with the subcontractor/supplier:
         $6,000.

         Estimated percentage amount of contract with subcontractor/supplier:
         0.0014%


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                              PART X
                                                                            COST

[TEXAS LOTTERY LOGO]



The Texas Lottery Commission and GTECH Corporation have executed this Contract on this the 10th day of October, 2001.


                                          TEXAS LOTTERY COMMISSION



                                    by: ______________________________________
                                          Linda Cloud, Executive Director
                                          Texas Lottery Commission
                                          P.O. Box 16630
                                          Austin, Texas  78761-6630




                                          GTECH CORPORATION




                                    by: ______________________________________
                                          David Calabro, Senior Vice President
                                          GTECH Corporation
                                          55 Technology Way
                                          West Greenwich, Rhode Island  02817


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES

[TEXAS LOTTERY LOGO]                                                     PAGE 96
================================================================================


                                  ATTACHMENT A

            POLICY ON THE UTILIZATION OF HISTORICALLY UNDERUTILIZED
                     BUSINESSES (HUBS)/MINORITY BUSINESSES


In accordance with the Texas Lottery Commission's (Commission) adopted rules, section 403.301, relating to Historically Underutilized Businesses (HUBs) and sections 2161.181-182 and 466.107 of the Texas Government Code, state agencies shall make a good faith effort to utilize HUBs or minority businesses in contracts for construction, services, including professional and consulting services, and commodity contracts. The Commission adopted the General Services Commission's (GSC) HUB Rules as its own rules, which encourages the use of HUBs by implementing these policies through race-ethnic-and gender-neutral means. The Commission is committed to promoting full and equal business opportunities for all businesses in State contracting in accordance with the goals specified in the State of Texas Disparity Study:

      (1)   *11.9% for heavy construction other than building contracts;
      (2) *26.1% for all building construction, including general contractors and operative builders contracts;
      (3)   57.2% for all special trade construction contracts;
      (4)   20% for professional services contracts;
      (5)   33% for all other services contracts; and,
      (6)   12.6% for commodities contracts.

     * - Heavy Construction and Building Construction categories/goals are not applicable to the Lottery Commission's operations. Currently, the Commission does not have programs or strategies related to these categories.

The Commission and its contractors shall make a good faith effort to meet or exceed these goals and assist HUBs in receiving a portion of the total contract value of all contracts that the Commission expects to award in a fiscal year. It is the policy of the Commission to accomplish these goals either through contracting directly with HUBs or indirectly through subcontracting opportunities. The Commission's policy on the utilization of HUBs and minority businesses is related to all contracts with an expected value of $100,000 or more, and whenever possible, in contracts less than $100,000.


================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                             PAGE X
                                                                           COST

[TEXAS LOTTERY LOGO]                                                     PAGE 97
================================================================================


                              ATTACHMENT A (CONT.)

        HISTORICALLY UNDERUTILIZED BUSINESSES (HUBS)/MINORITY BUSINESSES


The State Lottery Act defines a minority business as follows:

      a) A business of which 51 percent is owned by minority group members, or in the case of a Corporation, of which 51 percent of the shares are owned by minority group members, and that is managed and, in daily operations, is controlled by minority group members; and is a domestic business entity with a home or branch office located in this state and is not a branch or subsidiary of a foreign corporation, firm or other business entity.

      b) The definition of "minority group members" includes; African Americans, American Indians, Asian Americans and Mexican Americans and other Americans of Hispanic origin.

THE TEXAS GOVERNMENT CODE DEFINES A HUB AS A VENDOR WHO IS CERTIFIED BY THE GENERAL SERVICES COMMISSION (GSC). IN ACCORDANCE THE GSC'S HUB RULES, A HUB IS DEFINED AS FOLLOWS:

            A business formed for the purpose of making a profit in which at least 51 percent of the business is owned, operated, and controlled by one or more AMERICAN WOMEN, BLACK AMERICANS, HISPANIC AMERICANS, ASIAN PACIFIC AMERICANS, OR NATIVE AMERICANS who are economically disadvantaged and who have been historically underutilized because of their identification as members of these groups. The General Services Commission will certify those eligible businesses that apply for HUB certification under the following business' definition, structure, and defined ownership:

      a) corporation formed for the purpose of making a profit in which at least 51 percent of the classes of stock or equitable securities are owned, operated and controlled by such person(s) identified above;

      b) a sole proprietorship formed for the purpose of making a profit in which 100 percent is owned, operated and controlled by one person identified above;

      c) a partnership formed for the purpose of making a profit in which such person(s) own at least 51 percent of the assets and interest and actively participate in the partnership's control, operation, and management identified above;

      d)    a joint venture in which each entity is a HUB;


================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                     PAGE 98
================================================================================


                              ATTACHMENT A (CONT.)


      e) a supplier contracting with a prime vendor under which the HUB is directly involved in the manufacture or distribution of the goods, or otherwise warehouses and ships the goods; and

      f) Other legally recognized business entities (i.e. Limited Liability Companies/Corporations, Limited Liability Partnerships) under the laws of the State of Texas formed for the purpose of making a profit in which 51% of the assets and interest and 51% of any classes of stock and equitable securities are owned by one or more persons identified above.

To assist the Commission in receiving HUB Credit for HUB utilization in a state contract, each HUB or minority-owned business should be certified or have applied for certification with the State of Texas through the General Services Commission, or meet the definition of a minority-owned business in the State Lottery Act.


================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                     PAGE 99
================================================================================


                                 ATTACHMENT B-1

               BUSINESS SUBCONTRACTING PLAN LETTER OF TRANSMITTAL


                              (BUSINESS LETTERHEAD)

(Name of Official)
Texas Lottery Commission
P.O. Box 16630
Austin, Texas 78761-6630

Dear ______________:

I am pleased to forward this Business Subcontracting Plan (BSP) as an integral part of our proposal in connection with your request for proposal
#__________________.

I have read and understand the Texas Lottery Commission's Policy on Utilization of Historically Underutilized Businesses (HUBs) and minority businesses. Further, I have read and understand the State of Texas' Annual Procurement Utilization Goals set forth in 1 Texas Administrative Code Section 111.13, which are as follows:

       11.9%   for heavy construction other than building contracts;
       26.1%   for all building construction, including general contractors and operative builders contracts;
       57.2%   for all special trade construction contracts;
       20.0%   for professional services contracts;
       33.0%   for all other services contracts; and,
       12.6%   for commodities contracts

This BSP includes (NUMBER) Business Letter(s) of Intent. (Total of all D-2 Attachments). IN THE COST PROPOSAL I WILL SUBMIT THE APPROXIMATE DOLLAR VALUE OF THE WORK TO BE SUBCONTRACTED AND THE PERCENTAGE OF THE TOTAL CONTRACT VALUE THAT THE VALUE OF THE WORK TO BE SUBCONTRACTED REPRESENTS. I understand that that information is required by both the Lottery Commission and the General Services Commission as part of their efforts to promote full and equal business opportunities for all businesses in state contracting. When a HUB is owned by a minority woman, that HUB is classified as a minority-owned rather than woman-owned.

For each of the listed HUBs, I have either attached a copy of their General Services Commission (GSC) Certification document, a completed HUB Certification application, or an approved certification document identifying the minority-owned or woman-owned business is certified by GSC or another approved governmental certifying agency to the HUB's D-2 Attachment.

Should we discover additional subcontractors or suppliers claiming HUB status during the course of this contract, we will notify you of this. In addition, if for some reason a HUB, identified as part of our BSP, is unable to fulfill its contract with us, we will notify you immediately in order to take the appropriate steps to amend this contractual obligation.

Sincerely,

(Signature)
(Printed Name)
(Printed Title)



================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 100
================================================================================


                                 ATTACHMENT B-2

                   HUB/MINORITY BUSINESS SOLICITATION (HUB-S)
                    DETERMINATION OF GOOD FAITH EFFORT (DGFE)

                       (Attach additional pages as needed)

PROPOSER Name:_________________ Vendor Identification Number: __________________

Address:________________________________________________________________________

Phone: ____-____-______ Proposal Number: _____________   Contact Name: _________

IS YOUR COMPANY certified as a Texas HUB? ___Yes ___No;
If yes, please provide your General Services Commission (GSC) Vendor

Identification/Certificate Number:  __________________________________

Specific Subcontract Solicited: ______________________________________________

Contractor's Estimate of Approximate Dollar Value of Subcontract Advertised: ___

IDENTIFY EACH HUB TO WHICH A NOTICE OF SOLICITATION WAS GIVEN. ATTACH A COPY OF EACH SOLICITATION LETTER. EACH PROPOSER SHALL PROVIDE PHONE LOGS, FAX TRANSMITTALS CONFIRMATIONS, E-MAIL CORRESPONDENCE CONFIRMATION, CERTIFIED MAIL RECEIPTS TO DEMONSTRATE COMPLIANCE WITH THE NOTICE REQUIRED IN THIS SUBSECTION.

1.   Name of HUB Subcontractor/Supplier:  ______________________________________

     Address:  _________________________________________________________________

     Phone: _____-_____- ______          Owner(s):  ____________________________

     If GSC certified, enter Vendor Identification Number: _______________. If not GSC certified, please complete the following information:

     [ ] Black American  [ ] Male  [ ] Female  [ ] Native American  [ ] Male
     [ ] Female
     [ ] Hispanic American  [ ] Male  [ ] Female  [ ] Asian Pacific American
     [ ] Male  [ ] Female
     [ ] American Woman (NON-MINORITY)

     Certification with other Governmental Entities (i.e.,
     City of Austin): ___________________
     Date certification packet delivered to HUB subcontractor
     (if applicable): ________________


================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 101
================================================================================


                             ATTACHMENT B-2 (CONT.)

                   HUB/MINORITY BUSINESS SOLICITATION (HUB-S)
                    DETERMINATION OF GOOD FAITH EFFORT (DGFE)


Contractor/Vendor Name:__________________ Vendor Identification Number: ________

2.   Name of HUB Subcontractor/Supplier:  ______________________________________
     Address:  _________________________________________________________________
     Phone: _____-_____-______           Owner(s):  ____________________________
     If GSC certified, enter Vendor Identification Number: _______________.
     If not GSC certified, please complete the following information:

     [ ] Black American  [ ] Male  [ ] Female  [ ] Native American   [ ] Male
     [ ] Female
     [ ] Hispanic American  [ ] Male  [ ] Female   [ ] Asian Pacific American
     [ ] Male   [ ] Female
     [ ] American Woman (NON-MINORITY)

     Certification with other Governmental Entities (i.e.,
     City of Austin):  ___________________
     Date certification packet delivered to HUB subcontractor
     (if applicable):________________

3.   Name of HUB Subcontractor/Supplier:  ______________________________________
     Address:  _________________________________________________________________
     Phone: _____-_____- ______           Owner(s):  ___________________________
     If GSC certified, enter Vendor Identification Number: _______________.
     If not GSC certified, please complete the following information:

     [ ] Black American   [ ] Male  [ ] Female   [ ] Native American   [ ] Male
     [ ] Female
     [ ] Hispanic American  [ ] Male  [ ] Female   [ ] Asian Pacific American
     [ ] Male  [ ] Female
     [ ] American Woman (NON-MINORITY)

     Certification with other Governmental Entities (i.e.,
     City of Austin):  ___________________
     Date certification packet delivered to HUB subcontractor
     (if applicable): ________________

4.   Name of HUB Subcontractor/Supplier:  ______________________________________
     Address:  _________________________________________________________________
     Phone: _____-_____- ______           Owner(s):  ___________________________

     If GSC certified, enter Vendor Identification Number: _______________. If not GSC certified, please complete the following information:

     [ ] Black American   [ ] Male  [ ] Female   [ ] Native American   [ ] Male
     [ ] Female
     [ ] Hispanic American   [ ] Male  [ ] Female   [ ] Asian Pacific American
     [ ] Male  [ ] Female
     [ ] American Woman (NON-MINORITY)

Certification with other Governmental Entities (i.e., City of Austin): _________ Date certification packet delivered to HUB subcontractor (if applicable): ______



================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 102
================================================================================


                                 ATTACHMENT C-1

              PROGRESS ASSESSMENT REPORT (HUB-PAR) DOCUMENTATION OF
                               WORK SUBCONTRACTED


Date of Award________ Contract/Requisition Number_______________________________

Object Code (Commission use): __________________________________________________

Prime Vendor's Name_____________________________________________________________

Vendor Identification (VID) Number _____________________________________________

Total Contract Amount Paid this Period to Contractor____________________________

Document HUB/and NON-HUB Subcontractors' Information, as applicable below:

The Successful Vendor will be required to submit a form similar to the one below for each subcontractor utilized during the previous month to the Texas Lottery by the 10TH OF EACH MONTH.


===================================================================================================================================
                                                DOCUMENTATION OF WORK SUBCONTRACTED
-----------------------------------------------------------------------------------------------------------------------------------
 SUBCONTRACTOR/         HUB          VENDOR       DESCRIPTION OF   TOTAL CONTRACT   TOTAL $ AMOUNT     TOTAL CONTRACT        DATE
SUPPLIER'S NAME(S)   CERTIFIED   IDENTIFICATION     GOOD AND       $ AMOUNT FROM      PAID THIS        $ AMOUNT PAID       RECEIVED
                       YES/NO        NUMBER         SERVICES         LETTER OF         MONTH TO          YEAR TO DATE    (AGENCY USE
                                   (11 DIGIT)       PROVIDED        INTENT WITH     SUBCONTRACTOR(S)                         ONLY)
                                                                   SUBCONTRACTOR
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL HUB
DOLLARS SPENT
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL
NON-MINORITY
DOLLARS SPENT
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MINORITY
DOLLARS SPENT
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL
SUBCONTRACTING
===================================================================================================================================


HUB STATUS:  Yes/No
HUB TYPE:    African (Black)
             American- BL            MINORITY TYPE: African (Black) American- BL
             Hispanic-HI                            Hispanic-HI
             Asian Pacific-AS                       Asian-AS
             Native Americans - NA                  Native American-NA
             American Women-WO



================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 103
================================================================================


                                 ATTACHMENT C-2

               HUB/MINORITY BUSINESS NON-SUBCONTRACTORS AFFIDAVIT
                                  (NON-SUB-AFF)



 (DOCUMENT COMPLETED AS A PROVISION OF THE CONTRACT AFTER THE CONTRACT HAS BEEN
           AWARDED TO BE COMPLIANT WITH THE HUB SUBCONTRACTING PLAN).

In accordance with the Business Subcontracting Plan (BSP), I __________________, an authorized representative of _________________ company certify that during this reporting period, NO subcontractors have been used on this contract. If subcontractors have been used, I have attached a copy of Attachment F-1, to report to the identification of the Proposer's subcontractors and the amount paid to all subcontractors, including HUBs.


---------------------------------           --------------------------------
PRINTED NAME OF CONTRACTOR/VENDOR             SIGNATURE OF CONTRACTOR/VENDOR
--------------------------------------------------------------------------------


SUBSCRIBED AND SWORN BEFORE ME, THE UNDERSIGNED NOTARY PUBLIC, ON THIS ___ DAY OF ___, _____.

                                            (NOTARY PUBLIC SEAL)

NOTARY PUBLIC: _____________________________________

MY COMMISSION EXPIRES: _____________________________


================================================================================
CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 104
================================================================================

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES
ATTACHMENTS


                                  ATTACHMENT D

                    V.T.C.A., GOVERNMENT CODE SECTION 466.155


VERNON'S TEXAS STATUTES AND CODES ANNOTATED
GOVERNMENT CODE
TITLE 4. EXECUTIVE BRANCH
SUBTITLE E. OTHER EXECUTIVE AGENCIES AND PROGRAMS
CHAPTER 466. STATE LOTTERY
SUBCHAPTER D. LICENSING OF SALES AGENTS

Section 466.155. Denial of Application or Suspension or Revocation of License

      (a) After a hearing, the director shall deny an application for a license or the commission shall suspend or revoke a license if the director or commission, as applicable, finds that the applicant or sales agent:

      (1) is an individual who:
      (A) has been convicted of a felony, criminal fraud, gambling or a gambling-related offense, or a misdemeanor involving moral turpitude, if less than 10 years has elapsed since the termination of the sentence, parole, mandatory supervision, or probation served for the offense;
      (B) is or has been a professional gambler;
      (C) is married to an individual:
      (i) described in Paragraph (A) or (B);  or
      (ii) who is currently delinquent in the payment of any state tax;
      (D) is an officer or employee of the commission or a lottery operator; or
      (E) is a spouse, child, brother, sister, or parent residing as a member of the same household in the principal place of residence of a person described by Paragraph (D);
      (2) is not an individual, and an individual described in Subdivision (1):
      (A) is an officer or director of the applicant or sales agent;
      (B) holds more than 10 percent of the stock in the applicant or sales agent;
      (C) holds an equitable interest greater than 10 percent in the applicant or sales agent;
      (D) is a creditor of the applicant or sales agent who holds more than 10 percent of the applicant's or sales agent's outstanding debt;
      (E) is the owner or lessee of a business that the applicant or sales agent conducts or through which the applicant will conduct a ticket sales agency;
      (F) shares or will share in the profits, other than stock dividends, of the applicant or sales agent; or
      (G) participates in managing the affairs of the applicant or sales agent;
      (3) is currently delinquent in the payment of any state tax;
      (4) is a person whose location for the sales agency is:



CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 105
================================================================================


                                  ATTACHMENT D

                                   (CONTINUED)

                    V.T.C.A., GOVERNMENT CODE SECTION 466.155

      (A) a location licensed for games of bingo under the Bingo Enabling Act (Article 179d, Vernon's Texas Civil Statutes);
      (B) on land that is owned by:
      (i) this state;  or
      (ii) a political subdivision of this state and on which is located a public primary or secondary school, an institution of higher education, or an agency of the state; or
      (C) a location for which a person holds a wine and beer retailer's permit, mixed beverage permit, mixed beverage late hours permit, private club registration permit, or private club late hours permit issued under Chapter 25, 28, 29, 32, or 33, Alcoholic Beverage Code; or
      (5) has violated this chapter or a rule adopted under this chapter.

      (b) If the director proposes to deny an application for a license or the commission proposes to suspend or revoke a license under this section, the applicant or sales agent is entitled to written notice of the time and place of the hearing. A notice may be served on an applicant or sales agent personally or sent by certified or registered mail, return receipt requested, to the person's mailing address as it appears on the commission's records. A notice must be served or mailed not later than the 20th day before the date of the hearing. The commission shall provide for a formal administrative hearings process.

      (c) At a hearing, an applicant or sales agent must show by a preponderance of the evidence why the application should not be denied or the license suspended or revoked.

      (d) The director shall give an applicant or sales agent written notice of a denial of an application or a suspension or revocation of a license.

      (e) The director may not issue a license to a person who has previously had a license under this chapter revoked unless the director is satisfied the person will comply with this chapter and the rules adopted under this chapter. The director may prescribe the terms under which a suspended license will be reissued.

      (f) The director may not issue a license to an applicant who fails to certify to the director the applicant's compliance with the federal Americans with Disabilities Act of 1990 (42 U.S.C. section 12101 et seq.). CREDIT(S)

1997 Electronic Pocket Part Update

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 106
================================================================================

                                  ATTACHMENT E

                             MODEL PERFORMANCE BOND

Bond No.  ________________

       [company name, address], as Principal, and [surety company], a corporation licensed to do business in the State of Texas and admitted to write bonds, as Surety, are held and firmly bound unto the Texas Lottery Commission, P.O. Box 16630, Austin, Texas 78761-6630, as Obligee, in the full sum of
[written amount] Dollars ($       ) for the payment of which said Principal and
Surety bind themselves, and their respective heirs, administrators, executors, successors, assigns, jointly and severally, firmly by these presents.

      WHEREAS, the Principal has entered into a written contract with Obligee dated the ____ day of _______________, ______, for [type of services], which contract is hereby referred to, as if fully and to the same extent as if copied at length herein.

      NOW THEREFORE, the condition of this obligation is such that, if during the term of this contract (or annual bond), the Principal shall faithfully perform such contract, or shall indemnify and save harmless the Obligee from all cost and damage by reason of Principal's failure to do so, then this obligation shall be null and void, otherwise it shall remain in full force and effect.
(If annual bond, add this paragraph.)

      The term of this obligation is for the period commencing on ______________ and expiring at 12:00 a.m. on _____________. This bond may be renewed on an annual basis at the option of the surety. If the surety does not choose to renew this obligation, it will so notify the Obligee and Principal not later than 30 days prior to its expiration. Such notification, by itself, shall not constitute a breach or default by GTECH under the Contract between GTECH and the Texas Lottery referred to hereinabove.

      IN WITNESS WHEREOF, the Principal and Surety have signed and sealed this instrument this ____ day of __________________, ______.


                                    Principal:
                                              ---------------------------------
(seal)
                                    By:
                                              ---------------------------------
                                    Surety:
(seal)
                                              ---------------------------------
                                    By:
                                              ---------------------------------
                                                      Attorney-in-Fact


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 107
================================================================================


                                  ATTACHMENT F

                         SECURITY BACKGROUND INFORMATION

                     CONSENT TO RELEASE PERSONAL INFORMATION

TO THE APPLICANT: All persons contracting with the Texas Lottery Commission must meet the requirements of the Texas Government Code 466.155 (Print or type all information in blue or black ink):

         LAST NAME:                  FIRST NAME:                      MI:


I understand and agree that:

The Texas Lottery Commission shall conduct an investigation of and obtain criminal history record information maintained by the Department of Public Safety, the Federal Bureau of Investigation, Identification Division, or any other law enforcement agency. The Executive Director may request that I provide a complete set of legible fingerprints. I further understand that unless otherwise indicated, failure to provide all of the information requested on this questionnaire may prevent me from contracting with The Texas Lottery Commission.

I further hold harmless and release the Texas Lottery Commission, its agents, officers or employees, from any and all liability for this investigation or inquiry, and any action taken as a result of information obtained through this investigation or inquiry. I further hold harmless and release any person providing information in good faith to the Texas Lottery Commission or to any person conducting an investigation or inquiry on their behalf.

I further understand that any person or employee who intentionally, knowingly, or with criminal negligence makes a material incorrect or deceptive oral or written statement to a person conducting an investigation commits a misdemeanor.



----------------------------------------
Applicant's Signature               Date
STATE OF
         ------------------------
COUNTY OF
            ----------------------

                                          Sworn and subscribed to before me this

                                               day of        ,200
                                          -----      -------     ----

                                          -------------------------------------
                                          Signature of Notary Public


                                                                          (SEAL)
                                                Printed Name of Notary Public My
                                              Commission Expires:
                                                                 --------------


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 108
================================================================================


                                  INTRODUCTION

Section 466.103 of the Texas Government Code states that the Executive Director may not award a contract to a person who would be denied a license as a sales agent under section 466.155 of the Texas Government Code. To verify a person's eligibility for a license, the Director of Security Division or designee, has the authority to conduct an examination of the qualifications of all prospective persons proposing to contract with the Texas Lottery Commission for the purchase or lease of facilities, goods, or services related to lottery operations as defined in section 466.155 of the Texas Government Code.

The scope of the examination includes the ability to access criminal history records and to require fingerprinting. This questionnaire is designed to fulfill this requirement, and to explain the Executive Director's ability to adequately determine the contractor's or prospective contractor's qualifications.

Completion of these forms is a mandatory condition of contracting. Unless otherwise indicated, failure to provide all of the information requested on this questionnaire may prevent you from contracting with the Texas Lottery Commission.

                                  INSTRUCTIONS

Read each question carefully before answering. Type or neatly print an answer to each question. If a question does not apply, enter "N/A". If the space provided is insufficient, please make photocopies of the blank page and attach additional pages to the back of the form. Indicate number of duplicated pages. (ex: Page _ of _ ).

Do not misstate or omit any material fact(s). The applicant is hereby advised that she/he is seeking a contract with the Texas Lottery Commission and that it is the applicant's responsibility to demonstrate that he/she has the required qualifications.

Each page of this questionnaire, including attachments, must be initialed by the applicant, or by a representative who has the authority to act on the applicant's behalf and can attest to the accuracy of the information. The same person must sign the disclosure. This questionnaire must also be notarized.

All applicants are advised that this Contractor Disclosure Questionnaire is an official document of the Texas Lottery Commission, Security Division. Any misrepresentation or failure to reveal information may be deemed sufficient cause for the refusal or revocation of a contract with the Texas Lottery Commission.

                                                                       INITIALS:


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 109
================================================================================

                     CONSENT TO RELEASE PERSONAL INFORMATION

TO THE APPLICANT: All persons contracting with the Texas Lottery Commission must meet the requirements of the Texas Government Code Section 466.155 (Print or type all information in blue or black ink):

     LAST NAME:                          FIRST NAME:                    MI:


I understand and agree that:

I hereby give my voluntary consent to any investigation or any other inquiry into information described above. Further, I hereby consent to the release of any information, including credit reports, to the Texas Lottery Commission, Security Division, or persons conducting an investigation or inquiry on their behalf. I understand that certain information obtained through this investigation or inquiry may prevent me from contracting with the Texas Lottery Commission.

I further hold harmless and release the Texas Lottery Commission, its agents, officers or employees, from any and all liability for this investigation or inquiry, and for any action taken as a result of information obtained through this investigation or inquiry. I further hold harmless and release any person providing information in good faith to the Texas Lottery Commission or to any person conducting an investigation or inquiry on their behalf.

I further understand that any person or employee who intentionally, knowingly, or with criminal negligence makes a material incorrect or deceptive oral or written statement to a person conducting an investigation commits a misdemeanor.



----------------------------------------
Applicant's Signature               Date

STATE OF
        ----------------------

COUNTY OF
          ---------------------

                                       Sworn and subscribed to before me this

                                             day of        ,200
                                        ----       --------     ------

                                       -------------------------------
                                       Signature of Notary Public


                                       (SEAL)
                                       Printed Name of Notary Public My
                                       Commission Expires:
                                                          -------------





CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 110
              ==================================================================


TEXAS LOTTERY CONTRACTOR DISCLOSURE             PAGE 1

                              BUSINESS INFORMATION

 IF YOU NEED ADDITIONAL SPACE, PLEASE MAKE PHOTOCOPIES OF THIS BLANK PAGE AND ATTACH ADDITIONAL PAGES TO THE BACK OF THIS FORM. INDICATE NUMBER OF DUPLICATED
 PAGES: PAGE _OF__

 NAME OF BUSINESS

 TRADE NAME/ DBA


 STREET ADDRESS OF BUSINESS             CITY       STATE    ZIP      TELEPHONE


 STREET ADDRESS OF BUSINESS RECORDS     CITY       STATE    ZIP      TELEPHONE


 TYPE OF BUSINESS
       SOLE PROPRIETORSHIP            CORPORATION                 TRUST


 PARTNERSHIP                          JOINT VENTURE               OTHER:

 PRINCIPAL BUSINESS ACTIVITY

 STATE OF INCORPORATION                                 DATE OF INCORPORATION
                                                        (mm/dd/yy)

 IF BUSINESS IS INCORPORATED IN A STATE OTHER THAN TEXAS, HAS THE CORPORATION QUALIFIED AS A FOREIGN CORPORATION WITH THE SECRETARY OF STATE?

   YES          NO   IF YES, ENTER FILE NUMBER HERE:

 NAME OF PARENT COMPANY:


 STREET ADDRESS OF PARENT COMPANY          CITY         STATE   ZIP       PHONE


 NAME(S) AND ADDRESS(ES) OF ANY SUBSIDIARY OF THIS BUSINESS






 IS COMPANY      CLOSELY HELD
                 PUBLICLY HELD *******  IF PUBLICLY HELD , ATTACH MOST RECENT
                                        REPORT (10K,10Q) ********

 BUSINESS ORGANIZATIONAL CHARTS:

ATTACH A DIAGRAM DEPICTING DIRECT AND INDIRECT BUSINESS RELATIONSHIPS BETWEEN THE BUSINESS AND PARENT COMPANIES. THE DIAGRAM MUST IDENTIFY ALL COMPANIES UNTIL ULTIMATE OWNERSHIP HAS BEEN IDENTIFIED.

                                                                       INITIALS:



CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 111
              ==================================================================

 TEXAS LOTTERY CONTRACTOR DISCLOSURE                  PAGE 2


                                  OFFICER LIST

 IF BUSINESS IS A CORPORATION, LIST EACH OFFICER. IF YOU NEED ADDITIONAL SPACE, PLEASE MAKE PHOTOCOPIES OF THIS BLANK PAGE AND ATTACH ADDITIONAL PAGES TO THE BACK OF THIS FORM. INDICATE NUMBER OF DUPLICATED PAGES: PAGE _OF__

 OFFICER NAME                      DATE OF BIRTH          SOCIAL SECURITY NUMBER


 RESIDENCE STREET ADDRESS          CITY                   STATE    ZIP     PHONE


 BUSINESS STREET ADDRESS           CITY                   STATE    ZIP     PHONE


 POSITION FIELD                                           PERCENTAGE OF STOCK
                                                          HELD


 SPOUSE'S NAME                     DATE OF BIRTH          SOCIAL SECURITY NUMBER



 OFFICER NAME                      DATE OF BIRTH          SOCIAL SECURITY NUMBER


 RESIDENCE STREET ADDRESS          CITY                   STATE    ZIP     PHONE


 BUSINESS STREET ADDRESS           CITY                   STATE    ZIP     PHONE


 POSITION FIELD                                           PERCENTAGE OF STOCK
                                                          HELD


 SPOUSE'S NAME                     DATE OF BIRTH          SOCIAL SECURITY NUMBER



 OFFICER NAME                      DATE OF BIRTH          SOCIAL SECURITY NUMBER


 RESIDENCE STREET ADDRESS          CITY                   STATE    ZIP     PHONE


 BUSINESS STREET ADDRESS           CITY                   STATE    ZIP     PHONE


 POSITION FIELD                                           PERCENTAGE OF STOCK
                                                          HELD


 SPOUSE'S NAME                     DATE OF BIRTH          SOCIAL SECURITY NUMBER


 BUSINESS ORGANIZATIONAL CHARTS:

 ATTACH A CHART SHOWING ALL OFFICERS AND THEIR POSITIONS IN THE BUSINESS AND/OR PARENT COMPANIES. THE CHART MUST IDENTIFY ALL OFFICERS.

                                                                      INITIALS:


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 112
              ==================================================================

  TEXAS LOTTERY CONTRACTOR DISCLOSURE                  PAGE 3


                                            DIRECTOR LIST

IF BUSINESS IS A CORPORATION, LIST EACH DIRECTOR. IF YOU NEED ADDITIONAL SPACE, PLEASE MAKE PHOTOCOPIES OF THIS BLANK PAGE AND ATTACH ADDITIONAL PAGES TO THE BACK OF THIS FORM. INDICATE NUMBER OF DUPLICATED PAGES: PAGE _OF__

 DIRECTOR NAME                       DATE OF BIRTH          SOCIAL SECURITY No.


 RESIDENCE STREET ADDRESS            CITY                   STATE ZIP    PHONE


 BUSINESS STREET ADDRESS             CITY                   STATE ZIP    PHONE


 POSITION FIELD                                             PERCENTAGE OF
                                                               STOCK HELD


 SPOUSE'S NAME                       DATE OF BIRTH          SOCIAL SECURITY
                                                            No.

 DIRECTOR NAME                       DATE OF BIRTH          SOCIAL SECURITY
                                                            No.

 RESIDENCE STREET ADDRESS            CITY                   STATE ZIP    PHONE


 BUSINESS STREET ADDRESS             CITY                   STATE ZIP    PHONE


 POSITION FIELD                                             PERCENTAGE OF
                                                               STOCK HELD

 SPOUSE'S NAME                       DATE OF BIRTH          SOCIAL SECURITY
                                                            No.


 DIRECTOR NAME                       DATE OF BIRTH          SOCIAL SECURITY
                                                            No.


 RESIDENCE STREET ADDRESS            CITY                   STATE ZIP    PHONE


 BUSINESS STREET ADDRESS             CITY                   STATE ZIP    PHONE


 POSITION FIELD                                             PERCENTAGE OF
                                                               STOCK HELD


 SPOUSE'S NAME                       DATE OF BIRTH          SOCIAL SECURITY
                                                            No.

 BUSINESS ORGANIZATIONAL CHARTS:

 ATTACH A CHART SHOWING ALL DIRECTORS AND THEIR POSITIONS IN THE BUSINESS AND/OR PARENT COMPANIES. THE CHART MUST IDENTIFY ALL DIRECTORS.

                                                                       INITIALS:

CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 113
              ==================================================================

  TEXAS LOTTERY CONTRACTOR DISCLOSURE                 PAGE 4


                                     PARTNERS-SHAREHOLDERS

LIST ALL PARTNERS / SHAREHOLDERS WHO HOLD INTEREST IN THE BUSINESS OR CORPORATE STOCK. IF A PUBLICLY HELD CORPORATION, LIST THE STOCKHOLDERS OWNING MORE THAN A 10% INTEREST. A COMPLETE CONTRACTOR DISCLOSURE IS REQUIRED FOR EACH ENTITY THAT HOLDS A CONTROLLING INTEREST IN THE BUSINESS. IF YOU NEED ADDITIONAL SPACE, PLEASE MAKE PHOTOCOPIES OF THIS BLANK PAGE AND ATTACH ADDITIONAL PAGES TO THE BACK OF THIS FORM. INDICATE NUMBER OF DUPLICATED PAGES: PAGE _OF__

 PARTNER/SHAREHOLDER NAME        DATE OF BIRTH          SOCIAL SECURITY
                                                        No.


 RESIDENCE STREET ADDRESS        CITY                   STATE ZIP       PHONE


 BUSINESS STREET ADDRESS         CITY                   STATE ZIP       PHONE


 POSITION FIELD                                         PERCENTAGE OF
                                                        STOCK HELD


 SPOUSE'S NAME                   DATE OF BIRTH          SOCIAL SECURITY
                                                        No.


 PARTNER/SHAREHOLDER NAME        DATE OF BIRTH          SOCIAL SECURITY
                                                        No.


 RESIDENCE STREET ADDRESS        CITY                   STATE ZIP       PHONE


 BUSINESS STREET ADDRESS         CITY                   STATE ZIP       PHONE


 POSITION FIELD                                         PERCENTAGE OF
                                                           STOCK HELD


 SPOUSE'S NAME                   DATE OF BIRTH          SOCIAL SECURITY
                                                        No.


 PARTNER/SHAREHOLDER NAME        DATE OF BIRTH          SOCIAL SECURITY
                                                        No.


 RESIDENCE STREET ADDRESS        CITY                   STATE ZIP       PHONE


 BUSINESS STREET ADDRESS         CITY                   STATE ZIP       PHONE


 POSITION FIELD                                         PERCENTAGE OF
                                                           STOCK HELD


 SPOUSE'S NAME                   DATE OF BIRTH          SOCIAL SECURITY No.


                                                                       INITIALS:


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 114
              ==================================================================

TEXAS LOTTERY CONTRACTOR DISCLOSURE             PAGE 5

                                     CPA / ATTORNEY LIST

LIST BUSINESS CPA OR ACCOUNTANT AND ATTORNEY. IF YOU NEED ADDITIONAL SPACE, PLEASE MAKE PHOTOCOPIES OF THIS BLANK PAGE AND ATTACH ADDITIONAL PAGES TO THE BACK OF THIS FORM. LIST NUMBER OF DUPLICATED PAGES: PAGE _ OF _

 NAME                                  POSITION /TITLE:

 BUSINESS STREET ADDRESS               CITY               STATE  ZIP     PHONE


COMPANY / FIRM NAME:                  CITY               STATE  ZIP      PHONE



 NAME                                  POSITION /TITLE:


 BUSINESS STREET ADDRESS               CITY               STATE  ZIP     PHONE


 COMPANY / FIRM NAME:                  CITY               STATE  ZIP     PHONE



 NAME                                  POSITION /TITLE:


 BUSINESS STREET ADDRESS               CITY               STATE  ZIP     PHONE


 COMPANY / FIRM NAME:                  CITY               STATE  ZIP     PHONE



 NAME                                  POSITION /TITLE:


 BUSINESS STREET ADDRESS               CITY               STATE  ZIP     PHONE


 COMPANY / FIRM NAME:                  CITY               STATE  ZIP     PHONE


 NAME                                  POSITION /TITLE:


 BUSINESS STREET ADDRESS               CITY               STATE  ZIP     PHONE


 COMPANY / FIRM NAME:                  CITY               STATE  ZIP     PHONE


 NAME                                  POSITION /TITLE:


 BUSINESS STREET ADDRESS               CITY               STATE  ZIP     PHONE


 COMPANY / FIRM NAME:                  CITY               STATE  ZIP     PHONE


                                                                      INITIALS:



CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 115
              ==================================================================


            TEXAS LOTTERY CONTRACTOR DISCLOSURE             PAGE 6


                      REGULATORY/ADMINISTRATIVE PROCEEDINGS

HAS THE BUSINESS OR ANY OFFICER, DIRECTOR OR STOCKHOLDER OF THE BUSINESS, OR IN THE EVENT OF A PUBLICLY HELD CORPORATION, THOSE STOCKHOLDERS OWNING MORE THAN 10% INTEREST, EVER BEEN THE SUBJECT OF ANY INVESTIGATION CONDUCTED BY A GOVERNMENTAL INVESTIGATORY AGENCY FOR ANY REASON?

[ ]YES [ ] NO

IF YES, PROVIDE THE INFORMATION REQUESTED BELOW ON A SEPARATE PIECE OF PAPER. LIST THE STATUS OF THE INVESTIGATION, DEFENDANT(S) NAME, NATURE OF PROCEEDING, DATE, RESPONDENT'S POSITION HELD IN BUSINESS, NAME AND ADDRESS OF GOVERNMENT AGENCY, DOCKET OR CASE/FILE NUMBER AND/OR OTHER IDENTIFIER.

                              CRIMINAL PROCEEDINGS

HAS THE BUSINESS ENTITY, OR ANY OFFICER, DIRECTOR OR STOCKHOLDER OF THE BUSINESS ENTITY, OR, IN THE EVENT OF A PUBLICLY HELD CORPORATION, THOSE STOCKHOLDERS OWNING MORE THAN 10 % INTEREST EVER BEEN NAMED AS A DEFENDANT OR CO-CONSPIRATOR IN ANY CRIMINAL PROCEEDING IN THIS STATE OR ANY OTHER JURISDICTION?

 [ ]YES [ ] NO

IF YES, PROVIDE THE INFORMATION REQUESTED BELOW ON A SEPARATE PIECE OF PAPER. LIST THE ORIGINAL CHARGE/ALLEGATIONS AS WELL AS ANY AMENDED CHARGES. INCLUDE SPECIFICS AS TO THE CURRENT STATUS OF THE CRIMINAL PROCEEDINGS. ALSO LIST THE DEFENDANT(S) NAME, NATURE OF PROCEEDING, DATE, POSITION HELD IN BUSINESS, NAME AND ADDRESS OF PRESIDING COURT, DOCKET OR CASE/FILE NUMBER AND / OR OTHER IDENTIFIER.


                                CIVIL PROCEEDINGS

HAS THE BUSINESS OR ANY OFFICER, DIRECTOR OR STOCKHOLDER OF THE BUSINESS (OR IN THE EVENT OF A PUBLICLY HELD CORPORATION, THOSE STOCKHOLDERS OWNING MORE THAN 10% INTEREST) OR ANY SUBSIDIARY, EVER BEEN A DEFENDANT OR RESPONDENT IN ANY CIVIL PROCEEDINGS?

  [ ]YES  [ ] NO

IF YES, PROVIDE SPECIFICS OF EACH INCIDENT AS WELL AS THE CURRENT
STATUS/DISPOSITION.

                              INSURANCE INFORMATION

HAS THE BUSINESS SUSTAINED A LOSS WHERE AN INSURANCE PAYMENT OF $50,000.00 OR MORE WAS RECEIVED?

 [ ]YES  [ ] NO

IF YES PROVIDE SPECIFICS AND CURRENT STATUS DISPOSITION OF THE CLAIM. INCLUDE THE NAME AND ADDRESS OF THE INSURANCE COMPANY THAT HANDLED THE CLAIM.

HAS THE BUSINESS OR ANY OFFICER, DIRECTOR OR STOCKHOLDER EVER SUSTAINED A LOSS BY FIRE WHERE ARSON WAS SUSPECTED BY AN INSURANCE COMPANY OR LAW ENFORCEMENT AGENCY? IN THE EVENT OF A PUBLICLY HELD CORPORATION, LIST ONLY THOSE STOCKHOLDERS OWNING MORE THAN 10% INTEREST.
 [ ]YES   [ ] NO

IF YES, PROVIDE SPECIFICS OF THE INCIDENT. INCLUDE TITLE NAME AND ADDRESS OF THE INVESTIGATING AGENCY AND ANY PERTINENT CASE OR FILE NUMBERS.

                                                                        INITIALS



CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 116
              ==================================================================

      TEXAS LOTTERY CONTRACTOR DISCLOSURE             PAGE 7

                                LEGAL PROCEEDINGS

 HAS THE BUSINESS, OR ANY OFFICER, DIRECTOR OR STOCKHOLDER OF THE BUSINESS OR, IN THE EVENT OF A PUBLICLY HELD CORPORATION, THOSE STOCKHOLDERS OWNING MORE THAN A 10% INTEREST, EVER BEEN DEEMED LEGALLY BANKRUPT OR FILED A PETITION FOR ANY TYPE OF BANKRUPTCY OR INSOLVENCY, UNDER ANY BANKRUPTCY OR INSOLVENCY LAW?

   [ ] YES  [ ] NO


 IF YES, PROVIDE THE INFORMATION REQUESTED ON A SEPARATE PIECE OF PAPER WITH A DETAILED EXPLANATION OF THE ALLEGATIONS. INCLUDE SPECIFICS AS TO THE CURRENT STATUS OF THE INVESTIGATION.
 DATE DOCKET # NAME, ADDRESS PRESIDING COURT NAME, ADDRESS FILING PARTY NAME, ADDRESS OF TRUSTEE

                              FINANCIAL INFORMATION

 LIST ALL FINANCIAL INSTITUTIONS WITH WHICH YOUR BUSINESS / SUBSIDIARIES CONDUCTS BUSINESS.

 Date        Business /
 Opened    Subsidiary Name     Address   Financial Institution Name and  Address




                                  FINANCIAL INFORMATION

 ON A SEPARATE SHEET DESCRIBE THE NATURE, TYPE, TERMS, COVENANTS AND PRIORITIES OF ANY OUTSTANDING PAYMENT BONDS, LOANS, MORTGAGES, TRUST DEEDS, NOTES, DEBTORS OR OTHER FORMS OF INDEBTEDNESS ISSUED OR EXECUTED, OR TO BE ISSUED OR EXECUTED BY THE CORPORATION, WHICH MATURE MORE THAN ONE YEAR FROM THE DATE OF ISSUANCE. LIST ALL MORTGAGES OR OTHER HOLDERS OF LONG-TERM DEBT THAT THE BUSINESS OR ANY SUBSIDIARY HAS OUTSTANDING.

                                    LOBBYIST

                LIST ANY TEXAS LOBBYIST WITH WHICH YOU ARE AFFILIATED.

                                                 LENGTH OF TIME    AMOUNT OF
 NAME OF LOBBYIST  BUSINESS/COMPANY AFFILIATION  AFFILIATED WITH   CONTRIBUTIONS
                                                 LOBBYIST





                                                                       INITIALS


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS

[TEXAS LOTTERY LOGO]                                                    PAGE 117
              ==================================================================

TEXAS LOTTERY CONTRACTOR DISCLOSURE                               PAGE 8

                              ATTACHMENT CHECK LIST



PLEASE ATTACH COPIES OF THE BELOW-LISTED DOCUMENTS TO YOUR DISCLOSURE PACKAGE. PLACE "N/A" TO THE LEFT OF THE DOCUMENT NAME IF THE DOCUMENT DOES NOT APPLY. FAILURE TO PROVIDE A REQUIRED DOCUMENT MAY BE DEEMED SUFFICIENT CAUSE FOR REJECTING A BID.





[] Articles Of Incorporation
[] Annual Statement of Officers
[] Annual Statement of Directors
[] Annual Statement of Shareholders owning more than 10% interest
[] Corporate Certificate
[] Annual Statement of Domestic Stock
[] Annual Statement of Foreign Corporation
[] Partnership Agreement
[] Trust Agreement
[] Joint Venture Agreement
[] Charter
[] By Laws
[] Organization Chart
[] Annual Reports
[] Quarterly Reports
[] Interim Reports
[] Financial Statement
[] Three (3) years most current tax return statements
[] Bankruptcy Filings, Receivership Proceedings
[] Financial Statement (Unaudited statements acceptable)


                                                                        INITIALS


CONTRACT FOR LOTTERY OPERATIONS AND SERVICES                         ATTACHMENTS